UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __)

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Ondas Holdings Inc.

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Ondas Holdings Inc.

61 Old South Road, #495

Nantucket, Massachusetts 02554

October 7, 2021

Dear Fellow Ondas Stockholder:

We are pleased to invite you to join us at the 2021 Annual Meeting of Stockholders of Ondas Holdings Inc. (“Ondas”) to be held on Friday, November 5, 2021 at 10:00 a.m. Eastern Time, at The Nantucket Hotel — Breeze Room, 77 Easton Street, Nantucket, Massachusetts 02554.

The accompanying Notice of Annual Meeting and Proxy Statement describes the specific matters to be voted upon at the Annual Meeting. Whether you own a few or many shares of Ondas stock and whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented at the Annual Meeting. Your vote is important and we ask that you please cast your vote as soon as possible.

The Board of Directors recommends that you vote FOR the election of all the director nominees; FOR the ratification of the selection of Rosenberg Rich Baker Berman, P.A. as the Company’s independent certified public accountants for the fiscal year ending December 31, 2021; FOR the approval of the Ondas Holdings Inc. 2021 Stock Incentive Plan; FOR the advisory approval of the Company’s executive compensation (“Say on Pay”); and ONE YEAR for the advisory approval of the frequency of future Say on Pay votes. Please refer to the accompanying Proxy Statement for detailed information on each of the proposals and the Annual Meeting.

Sincerely,

Eric A. Brock

Chairman and Chief Executive Officer

Ondas Holdings Inc.

Ondas Holdings Inc.

61 Old South Road, #495

Nantucket, Massachusetts 02554

NOTICE OF THE 2021 ANNUAL MEETING OF STOCKHOLDERS

To Stockholders of Ondas Holdings Inc.:

The 2021 Annual Meeting of Stockholders of Ondas Holdings Inc. will be held on Friday, November 5, 2021 at 10:00 a.m. Eastern Time, at The Nantucket Hotel — Breeze Room, 77 Easton Street, Nantucket, Massachusetts 02554. The purpose of the Annual Meeting is to consider and vote upon the following proposals:

(1)    Director Election Proposal — a proposal to elect eight directors, each for a term expiring at the next Annual Meeting or until their successors are duly elected and qualified;

(2)    Auditor Ratification Proposal — a proposal to ratify the selection of Rosenberg Rich Baker Berman, P.A. as the Company’s independent certified public accountants for the fiscal year ending December 31, 2021;

(3)    2021 Stock Incentive Plan Proposal — a proposal to approve the Ondas Holdings Inc. 2021 Stock Incentive Plan (“2021 Incentive Plan”);

(4)    Say on Pay Proposal — a proposal to obtain advisory approval of the Company’s executive compensation;

(5)    Frequency of Say on Pay Proposal — a proposal to obtain advisory approval of the frequency of future Say on Pay votes; and

(6)    To transact any other business that is properly presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting.

The close of business on September 27, 2021 has been fixed as the record date for the Annual Meeting (the “Record Date”). Only holders of record of Ondas Holdings Inc. common stock on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements of the Annual Meeting.

We cordially invite you to attend the Annual Meeting in person. Even if you plan to attend the Annual Meeting, we ask that you please cast your vote as soon as possible. As more fully described in the accompanying proxy statement, you may revoke your proxy and reclaim your right to vote at any time prior to its use.

Sincerely,

Stewart W. Kantor
President, Chief Financial Officer,
Treasurer, and Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 5, 2021

The accompanying proxy statement and the 2020 Annual Report on Form 10-K are available at
http://viewproxy.com/OndasHoldings/2021.

PROXY STATEMENT

i

PROXY STATEMENT

This Proxy Statement contains information relating to the solicitation of proxies by the Board of Directors (the “Board”) of Ondas Holdings Inc. (“Ondas” or the “Company,” or “we,” “us,” and “our”) for use at our 2021 Annual Meeting of Stockholders (“Annual Meeting”). Our Annual Meeting will be held on Friday, November 5, 2021 at 10:00 a.m. Eastern Time, at The Nantucket Hotel — Breeze Room, 77 Easton Street, Nantucket, Massachusetts 02554. If you will need directions to the Annual Meeting, or if you require special assistance at the Annual Meeting because of a disability, please contact Stewart Kantor at (888) 350-9994.

The close of business on September 27, 2021 has been fixed as the record date for the Annual Meeting (the “Record Date”). Only holders of record of Ondas common stock on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements of the Annual Meeting. As of the Record Date, there were 40,607,723 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. This proxy statement and form of proxy are first being mailed to stockholders on or about October 7, 2021.

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

What is the purpose of our 2021 Annual Meeting?

Our 2021 Annual Meeting will be held to consider and vote upon the following proposals:

(1)    Director Election Proposal — a proposal to elect eight directors, each for a term expiring at the next Annual Meeting or until their successors are duly elected and qualified;

(2)    Auditor Ratification Proposal — a proposal to ratify the selection of Rosenberg Rich Baker Berman, P.A. as the Company’s independent certified public accountants for the fiscal year ending December 31, 2021;

(3)    2021 Incentive Plan Proposal — a proposal to approve the Ondas Holdings Inc. 2021 Stock Incentive Plan (“2021 Incentive Plan”);

(4)    Say on Pay Proposal — a proposal to obtain advisory approval of the Company’s executive compensation;

(5)    Frequency of Say on Pay Proposal — a proposal to obtain advisory approval of the frequency of future Say on Pay votes; and

(6)    to transact any other business that is properly presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting.

How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were an Ondas stockholder as of the Record Date or you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If your shares are held by a brokerage firm, bank, or a trustee, you should provide proof of beneficial ownership as of the Record Date, such as a bank or brokerage account statement or other similar evidence of ownership. Even if you plan to attend the Annual Meeting, please cast your vote as soon as possible.

What are the voting rights of Ondas stockholders?

Each stockholder of common stock is entitled to one vote per share on each of the eight director nominees and one vote per share on each other matter properly presented at the Annual Meeting for each share of common stock owned by that stockholder on the Record Date.

What constitutes a quorum?

The holders of a majority of the shares of stock, issued and outstanding and entitled to vote, shall be present in person or represented by proxy in order to constitute a quorum for the Annual Meeting. If you submit a properly executed proxy or voting instruction card or properly cast your vote via the Internet or telephone, your shares will be considered part of the quorum, even if you abstain from voting or withhold authority to vote as to a particular proposal. Under Nevada law, we also will consider as present for purposes of determining whether a quorum exists any shares represented by “broker non-votes.”

What are “broker non-votes?”

“Broker non-votes” occur when shares held by a brokerage firm are not voted with respect to a proposal because the firm has not received voting instructions from the stockholder and the firm does not have the authority to vote the shares in its discretion. Under New York Stock Exchange rules, the Director Election Proposal, 2021 Incentive Plan Proposal, Say on Pay Proposal, and Frequency of Say on Pay Proposal are non-routine proposals, and as such a broker does not have the discretion to vote on such proposals if such broker has not received instructions from the beneficial owner of the shares represented. The Auditor Ratification Proposal is a routine proposal, and as such a broker does have discretion to vote on the Auditor Ratification Proposal.

Will my shares be voted if I do not provide my proxy?

If your shares are held by a brokerage firm and you do not provide the firm specific voting instructions, such firm will not have the authority to vote your shares for the Director Election Proposal, 2021 Incentive Plan Proposal, Say on Pay Proposal, and Frequency of Say on Pay Proposal, and your shares will not be voted, and will be considered “broker non-votes,” with respect to these proposals to be presented at the Annual Meeting. Therefore, we urge you to provide voting instructions so that your shares will be voted. If you hold your shares directly in your own name, your shares will not be voted unless you provide a proxy or fill out a written ballot in person at the Annual Meeting.

How do I vote?

Ondas stockholders of record on September 27, 2021 may submit their proxies as follows:

•        Through the Internet, by visiting the website established for that purpose at www.FCRvote.com/ONDS by 11:59 p.m. Eastern Time on November 4, 2021 and following the instructions;

•        By telephone, by calling the toll-free number 1 (866) 402-3905 in the United States, Canada, or Puerto Rico on a touch-tone phone by 11:59 p.m. Eastern Time on November 4, 2021 and following the recorded instructions; or

•        By mail, by marking, signing, and dating the enclosed proxy card and returning it in the postage-paid envelope provided or returning it pursuant to the instructions provided in the proxy card.

If you are a beneficial owner, please refer to your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you.

To vote in person:

•        If you are a registered holder, attend our Annual Meeting, bring valid photo identification, and deliver your completed proxy card or ballot in person; or

•        If you hold your shares in “street name,” attend our Annual Meeting, bring valid photo identification, and obtain a legal proxy from your bank or broker to vote the shares that are held for your benefit, attach it to your completed proxy card and deliver it in person.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again on a later date via the Internet, by telephone, by signing and mailing a new proxy card with a later date, or by attending the Annual Meeting and voting in person (only your latest proxy submitted prior to the Annual Meeting will be counted). However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request in writing that your prior proxy be revoked.

What vote is required to approve each proposal at the Annual Meeting?

Proposal 1 — Director Election Proposal.

The vote required to elect our eight directors, each for a term expiring at the next Annual Meeting or until their successors are duly elected and qualified, is a plurality of the votes cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote for the Director Election Proposal.

Proposal 2 — Auditor Ratification Proposal.

The vote required to approve the Auditor Ratification Proposal is a majority of the votes cast at the Annual Meeting. Abstentions will have no effect on the outcome of the vote for the Auditor Ratification Proposal.

Proposal 3 — 2021 Incentive Plan Proposal.

The vote required to approve the 2021 Incentive Plan Proposal is a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote for the 2021 Incentive Plan Proposal.

Proposal 4 — Say on Pay Proposal.

The vote required to approve the Say on Pay Proposal is a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the Say on Pay Proposal.

Proposal 5 — Frequency of Say on Pay Proposal.

Stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation every one, two, or three years, and the Board and the Compensation Committee will take into account the outcome of the vote when considering how frequently to seek an advisory vote on Say on Pay in future years. Stockholders may, if they wish, abstain from casting a vote on this proposal. The option receiving the highest number of votes will be deemed to be the preferred frequency of our stockholders. Abstentions and broker non-votes will have no effect on the outcome of the Frequency of the Say on Pay Proposal.

How does the Board recommend I vote on the proposals?

The Board recommends that you vote:

•        FOR Proposal 1: the Director Election Proposal;

•        FOR Proposal 2: the Auditor Ratification Proposal;

•        FOR Proposal 3: the 2021 Incentive Plan Proposal;

•        FOR Proposal 4: the Say on Pay Proposal; and

•        ONE YEAR on Proposal 5: the Frequency of Say on Pay Proposal.

How will the persons named as proxies vote?

If you complete and submit a proxy, the persons named as proxies will follow your voting instructions. If you submit a proxy but do not provide instructions or if your instructions are unclear, the persons named as proxies will vote your shares in accordance with the recommendations of the Board, as set forth above.

With respect to any other proposal that properly comes before the Annual Meeting, the persons named as proxies will vote as recommended by our Board or, if no recommendation is given, in their own discretion.

Who will pay for the cost of soliciting proxies?

We will pay for the cost of soliciting proxies. Our directors, officers, and other employees, without additional compensation, may also solicit proxies personally or in writing, by telephone, e-mail, or otherwise. Ondas has engaged Alliance Advisors, LLC to assist it in the distribution and solicitation of proxies at a fee of $12,500, plus expenses. As is customary, we will reimburse brokerage firms, fiduciaries, voting trustees, and other nominees for forwarding our proxy materials to each beneficial owner of common stock held of record by them.

Whom should I call with questions?

         If you have additional questions about the Annual Meeting, you should contact:

         Ondas Holdings Inc.
61 Old South Road, #495
Nantucket, Massachusetts 02554
Attention: Investor Relations
Phone Number: (888) 350-9994
E-mail Address: inquiries@ondas.com

         If you would like additional copies of this proxy statement or you need assistance voting your shares, you should contact:

         Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, New Jersey 07003
Phone: (855) 325-6668 (Toll Free in U.S.)
Website: www.allianceadvisors.com

PROPOSAL 1: DIRECTOR ELECTION PROPOSAL

Our Board currently consists of eight members. Eric Brock, Chairman and Chief Executive Officer of the Company, and Stewart W. Kantor, President, Chief Financial Officer, Treasurer and Secretary of the Company, identified Messrs. Bushey and Seidl and Ms. Sood as director nominees and presented such nominations to the Nominating and Corporate Governance (“N&CG”) Committee as highly qualified candidates who bring relevant experience to our Board. Mr. Bushey was appointed to the Board on June 3, 2020. Mr. Seidl was appointed to the Board on November 16, 2020. Ms. Sood was appointed to the Board on January 19, 2021. Messrs. Cohen, Reisfield and Silverman previously served as directors of Ondas Networks Inc. and were appointed directors of Ondas on September 28, 2018 following the completion of the Acquisition (as defined below). Upon the recommendation of our N&CG Committee, our Board has nominated the eight persons listed below to stand for a term expiring at the next Annual Meeting of Stockholders or until their successors are duly elected and qualified. Each nominee listed below is currently serving as a director and is willing and able to serve as a director of Ondas.

Directors and Executive Officers

Below are the names of and certain information regarding our executive officers and directors:

Name	Age	Position
Eric A. Brock	51	Chairman and Chief Executive Officer
Stewart W. Kantor	59	Director, President, Chief Financial Officer, Treasurer, and Secretary
Thomas V. Bushey	41	Director
Richard M. Cohen	70	Director
Derek Reisfield	58	Director
Randall P. Seidl	58	Director
Richard H. Silverman	81	Director
Jaspreet Sood	48	Director

Eric A. Brock — Chairman of the Board and Chief Executive Officer

Mr. Brock was appointed as one of our directors and as our President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer on June 28, 2018. On September 28, 2018, following the completion of the reverse acquisition transaction to acquire Ondas Networks Inc. (the “Acquisition”), he was appointed Chairman of the Board and resigned from the positions of Chief Financial Officer, Secretary and Treasurer. Mr. Brock also serves as Chairman of the Board and Chief Executive Officer of Ondas Networks Inc. since September 28, 2018. Mr. Brock is an entrepreneur with over 20 years of global banking and investing experience. He served as a founding Partner and Portfolio Manager with Clough Capital Partners, a Boston-based investment firm from 2000 to 2017. Prior to Clough, Mr. Brock was an investment banker at Bear, Stearns & Co. and an accountant at Ernst & Young, LLP. Mr. Brock holds an MBA from the University of Chicago and a BS from Boston College. Our Board believes that Mr. Brock’s experience in the public markets makes him well qualified to serve on our Board.

Stewart W. Kantor — Director, President, Chief Financial Officer, Treasurer and Secretary

Mr. Kantor was appointed as one of our directors and as our President, Chief Financial Officer, Treasurer and Secretary on September 28, 2018 following the completion of the Acquisition. Mr. Kantor served as our President from September 28, 2018 to June 2, 2020, and re-appointed as our President on January 19, 2021, and continues to serve as our Chief Financial Officer, President, Treasurer and Secretary. Mr. Kantor is a co-founder of Ondas Networks Inc. and served as its Chief Executive Officer since its inception on February 16, 2006 until the completion of the Acquisition. He now serves as Chief Financial Officer, Treasurer and Secretary of Ondas Networks Inc. Mr. Kantor brings 30 years of experience in the wireless industry including senior level positions in business and product development, and marketing and finance at AT&T Wireless, BellSouth International and Nokia Networks. Since 2004, Mr. Kantor has focused exclusively on the development of private wireless data network technology for mission critical industries including electric utilities, oil and gas companies and the transportation industries. Mr. Kantor obtained his B.A. in Political Science from Columbia University in 1984 and an MBA in Finance from the Wharton School in 1991. We believe Mr. Kantor’s industry background and experience makes him well qualified to serve on our Board.

Thomas V. Bushey — Director

Mr. Bushey was appointed as one of our directors effective June 3, 2020. Mr. Bushey served as our President from June 2, 2020 to January 19, 2021. Mr. Bushey has served as our consultant since January 19, 2021. Mr. Bushey has been Chief Executive Officer of Sunderland Capital, an investment management firm, since 2015. Prior to founding Sunderland Capital in 2015, Mr. Bushey was a portfolio manager at Blackrock. Previously he worked as an investment banker at Credit Suisse, as a private equity professional at Thayer Capital, and as a hedge fund analyst at Millennium Partners. Mr. Bushey earned a B.S. in Economics from the Wharton School of the University of Pennsylvania. We believe that Mr. Bushey’s investment banking and private equity background and experience make him well qualified to serve on our Board.

Richard M. Cohen — Director

Mr. Cohen was appointed as one of our directors on September 28, 2018. Previously, he had served as a member of the Board of Ondas Networks Inc. since April 2016. He has been the President of Richard M Cohen Consultants since 1995, a company providing financial consulting services to both public and private companies. From March 2012 to July 2015, he was the Founder and Managing Partner of Chord Advisors, a firm providing outsourced CFO services to both public and private companies. From May 2012 to August 2013, he was the Interim CEO and member of the Board of Directors of CorMedix Inc. (NYSE: CRMD). From July 2008 to August 2012, Mr. Cohen was a member of the Audit Committee of Rodman and Renshaw, an investment banking firm. From July 2001 to August 2012, he was a partner with Novation Capital until its sale to a private equity firm. Mr. Cohen holds a BS with honors from the University of Pennsylvania (Wharton), an MBA from Stanford University and a CPA from New York State. He is considered an expert to Chair the Audit Committee of a publicly traded company. We believe that Mr. Cohen’s educational background and financial experience supporting publicly traded companies including as a CEO and Board member of a public traded company on the New York Stock Exchange makes him well qualified to serve on our Board.

Derek Reisfield — Director

Derek Reisfield was appointed as one of our directors on September 28, 2018. Previously, he had served as a member of the Board of Ondas Networks Inc. since April 2016. From December 2020 to the present, he has served as the President and CEO of Thetis Business Solutions, LLC. From 2018 to 2020, he served as an independent business consultant. From 2015 to December 2018, Mr. Reisfield served as Vice President, Strategy and Business Development of MetaRail, Inc. (formerly, Wayfare Interactive Technologies, Inc.), a company that provides commerce search capabilities to digital publishers and marketers. In 2008, Mr. Reisfield co-founded BBN Networks, LLC, formerly known as BBN Networks, Inc., a digital advertising and marketing solutions company focused on the B2B sector, where he served as Chief Executive Officer until 2014 and as Chairman until 2015. Mr. Reisfield was Executive Vice President and CFO of Fliptrack, Inc., a social mobile gaming company, from 2007 to 2008. He was an independent consultant from 2002 to 2007 working with digital startups and large consumer-oriented companies facing digital threats and opportunities. He was Co-Founder and Managing Principal of i-Hatch Ventures, LLC from 1999-2001, Co-Founder, Vice Chairman and Executive Vice President of Luminant, Inc., a digital consulting firm, from 1999-2000, Co-Founder and Chairman of Marketwatch, a financial and business news and information company, from 1997-1998, President CBS New Media from 1997-1998, Vice President, Business Development of CBS, 1996-97, Director of Strategic Management CBS and its predecessor Westinghouse Electric Corporation, Inc. 1996-1997. Prior to that, Mr. Reisfield was the Co-Founder of the Media and Telecommunications Practice of Mitchell Madison Group, LLC, a management consultancy and a leader of the Media and Telecommunications practice of McKinsey & Company, Inc. a management consultancy. He has served on several public corporation boards. Mr. Reisfield is a director emeritus of the San Francisco Zoological Society. Mr. Reisfield holds a BA from Wesleyan University, and an AM in Communications Management from the Annenberg School of Communications of USC in 1986. We believe Mr. Reisfield’s experience in senior leadership positions at both privately held and publicly traded technology companies, including holding board positions in corporate governance, make him a well-qualified candidate to serve on our Board.

Randall P. Seidl — Director

Randall P. Seidl was appointed as one of our directors on November 16, 2020. In September 2020, he founded and continues to serve as CEO of Sales Community, a sales social network with a mission to add value to technology sales professionals. In 2016, he founded and continues to serve as CEO of Top Talent Recruiting, a boutique contingency-based recruiting business. In 2013, he founded and continues to serve as CEO of

Revenue Acceleration to help tech companies accelerate revenue growth. From 2009 to 2013, Mr. Seidl served as Sr. Vice President/General Manager of Hewlett Packard’s Americas and U.S. Enterprise Group. From 2006 to 2009, he served as Sr. Vice President/General Manager of Sun Microsystems’ North America business and as Vice President/General Manager for its Financial Services Area. From 2004 to 2006, he served as Vice President/General Manager of East Region at StorageTek. From 2003 to 2004, he served as CEO and director at Permabit, from 2000 to 2003 was co-founder and Executive Vice President of GiantLoop, and from 1996 to 1999 was Chairman and CEO of Workgroup Solutions. He began his career at EMC Corporation, holding various positions including Vice President of Open Systems Sales for North America from 1985 to 1996. Since 2015, Mr. Seidl has served as director of Data Dynamics, a privately-held company, a leader in intelligent file management solutions. Since 2014, he has served as director of Cloudgenera, a privately-held company, a leading supplier of vendor agnostic IT analytics that arm organizations with the business cases needed to optimize technology spend. He previously served as director of Datawatch Corporation (2015-2018, Nasdaq: DWCH, acquired by Altair). He continues to serve on the advisory boards or consults with DataRobot, Trilio, WekalO, ISG, CXO Nexus, Corent, DecisionLink, Dooly, Sendoso, Emissary, and CaptivateIQ. Mr. Seidl is a graduate of Boston College’s Carroll School of Management. Mr. Seidl serves as a trustee on Boston College’s Board of Trustees, on the Board of Trustees of St. Sebastian’s School, and is active with other charities. We believe Mr. Seidl’s experience in senior leadership positions at private/public technology companies and his private/public board experience makes him well-qualified to serve on our board of directors.

Richard H. Silverman — Director

Mr. Silverman was appointed as one of our directors on September 28, 2018. Previously, he had served as a member of the Board of Ondas Networks Inc. since April 2016. Mr. Silverman is a well-recognized and respected professional in the energy industry in Arizona and on a national level. He is past Chair of the board of directors for the Electric Power Research Institute; past Chair and former steering committee member of the Large Public Power Council; and former executive committee member of the board of directors for the American Public Power Association. Since August 2011, Mr. Silverman has been Of Counsel at Jennings, Strouss & Salmon, PLC, where he focuses his practice on energy law. Prior to joining the firm, he served as General Manager of Salt River Project from 1994 to 2011. Mr. Silverman holds a Juris Doctor from the University of Arizona and B.A. in Business from the University of Arizona. We believe Mr. Silverman’s prior experience as general manager of Salt River Project, one of the nation’s largest public power utilities serving approximately one million customers in the Phoenix metropolitan area, will help the Company navigate strategic issues in the rapidly changing electric utility industry with specific knowledge of the impact of renewables like solar energy on the electric grid and makes him well qualified to serve on our Board.

Jaspreet (Jas) Sood — Director

Ms. Sood was appointed as one of our directors on January 19, 2021. Ms. Sood is a seasoned executive who has strategic expertise in the areas of sales, product management, P&L management, operational transformation and go to market strategies. Since August 2021, Ms. Sood serves as Senior Vice President of Sales — US Enterprise for Palo Alto Networks (NYSE: PANW). Prior to joining Palo Alto Networks, Ms. Sood held a variety of executive level positions with Hewlett Packard Enterprise (NYSE: HPE) and its predecessor companies in the areas of business operations, strategy, product management, and finance. Ms. Sood was employed by Hewlett Packard Enterprise and its predecessor companies for twenty-five years. Ms. Sood holds an MBA with an emphasis in Technology Management from Pepperdine University and a bachelor’s degree in Economics from the University of California, Irvine. In 2018, 2019, 2020, and 2021, she was honored as a “CRN Power 100 Woman of the Channel” and is routinely featured as a guest speaker at various technology industry events. We believe Ms. Sood’s business experience makes her well qualified to serve on our board of directors.

Vote Required and Board Recommendation

The vote required to elect our eight directors, each for a term expiring at the next Annual Meeting or until their successors are duly elected and qualified, is a plurality of the votes cast. The Board recommends that you vote “FOR” the election of each of the director nominees.

CORPORATE GOVERNANCE

Board of Directors

The business and affairs of our company are managed by or under the direction of the Board. The Board is currently composed of eight members. The Board has not appointed a lead independent director; instead the presiding director for each executive session is rotated among the Chairs of the committees of our Board.

The Board held two meetings and took 12 actions by unanimous written consent during the year ended December 31, 2020. In 2020, each person serving as a director attended at least 75% of the total number of meetings of our Board and any Board committee on which he served.

Our directors are expected to attend our Annual Meeting of Stockholders. Any director who is unable to attend our Annual Meeting is expected to notify the Chairman of the Board in advance of the Annual Meeting. The Company did not hold an Annual Meeting during the year ended December 31, 2020.

Committees of the Board

Audit Committee

Our Audit Committee reviews our internal accounting procedures and consults with and reviews the services provided by our independent registered public accountants. Our Audit Committee consists of three directors, Messrs. Cohen, Silverman and Reisfield, and our Board has determined that each of them is independent within the meaning of listing requirements of The Nasdaq Stock Market (“Nasdaq”) and the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”). Mr. Cohen is the chairman of the Audit Committee and our Board has determined that Mr. Cohen is an “audit committee financial expert” as defined by SEC rules and regulations implementing Section 407 of the Sarbanes-Oxley Act. Our Board has determined that the composition of our Audit Committee meets the criteria for independence under, and the functioning of our Audit Committee complies with, the applicable requirements of the Sarbanes-Oxley Act, Nasdaq listing requirements and SEC rules and regulations. We intend to continue to evaluate the requirements applicable to us and to comply with the future requirements to the extent that they become applicable to our Audit Committee. The principal duties and responsibilities of our Audit Committee include:

•        overseeing the accounting and financial reporting processes of the Company, internal systems of control of the Company and audits of the Company’s consolidated financial statements;

•        overseeing the Company’s relationship with its independent auditors, including appointing or changing the Company’s auditors and ensuring their independence;

•        providing oversight regarding significant financial matters, including the Company’s tax planning, treasury policies, dividends and share issuance and repurchases;

•        overseeing the Code of Business Conduct and Ethics; and

•        reviewing and approving all transactions with related persons for potential conflict of interest situations on an ongoing basis.

The Audit Committees held five meetings and took no actions by unanimous written consent during the year ended December 31, 2020.

Compensation Committee

Our Compensation Committee reviews and determines the compensation of all our executive officers. Our Compensation Committee consists of three directors, Messrs. Cohen, Silverman and Reisfield, each of whom is a non-employee member of our Board as defined in Rule 16b-3 under the Exchange Act and independent within the meaning of listing requirements of Nasdaq. Mr. Reisfield is the chairman of the Compensation Committee. Our Board has determined that the composition of our Compensation Committee satisfies the applicable independence requirements under, and the functioning of our Compensation Committee complies with the applicable listing requirements of Nasdaq and SEC rules and regulations. We intend to continue to evaluate and intend to comply with all future requirements applicable to our Compensation Committee. The principal duties and responsibilities of our Compensation Committee include:

•        establishing, overseeing and administering the Company’s employee compensation policies and programs;

•        reviewing and approving compensation and incentive programs and awards for the Company’s Chief Executive Officer, all other executive officers of the Company and the non-employee members of the Company’s Board; and

•        administering the Company’s equity compensation plans.

The Compensation Committee held two meetings and took two actions by unanimous written consent during the year ended December 31, 2020.

Nominating and Corporate Governance Committee

The N&CG Committee consists of three independent directors, Messrs. Cohen, Silverman and Reisfield. Mr. Cohen is the chairman of the N&CG Committee.

Our Board has determined that the composition of our N&CG Committee satisfies the applicable independence requirements under, and the functioning of our N&CG Committee complies with the applicable listing requirements of Nasdaq and SEC rules and regulations. We will continue to evaluate and will comply with all future requirements applicable to our N&CG Committee. The N&CG Committee’s responsibilities include:

•        assisting the Board in identifying individuals qualified to become Board members, consistent with criteria approved by the Board;

•        recommending for the Board’s approval the slate of nominees to be proposed by the Board to stockholders for election to the Board;

•        developing, updating and recommending to the Board the governance principles applicable to the Company;

•        overseeing the evaluation of the Board and management;

•        recommending to the Board the directors who will serve on each committee of the Board; and

•        addressing any related matters required by the federal securities laws.

The N&CG Committee held no meetings and took 2 action by unanimous written consent during the year ended December 31, 2020.

Code of Business Conduct and Ethics and Committee Charters

We have adopted a Code of Business Conduct and Ethics, or the Code of Conduct, applicable to all of our employees, executive officers and directors. The Audit Committee of our Board is responsible for overseeing the Code of Conduct and our Board must approve any waivers of the Code of Conduct for employees, executive officers and directors. All of our directors, executive officers and employees are required to certify in writing their understanding of and intent to comply with the Code.

We post on our website www.ondas.com the charters of each of our board committees and our Code of Business Conduct, and any amendments or waivers thereto applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; and any other corporate governance materials contemplated by the Nasdaq listing requirements and SEC regulations. These documents are also available in print, without charge, to any stockholder requesting a copy in writing from our Secretary at our executive offices set forth in this proxy statement.

Board Leadership

The Board has no policy regarding the need to separate or combine the offices of Chairman of the Board (“Chairman”) and Chief Executive Officer and instead the Board remains free to make this determination from time to time in a manner that seems most appropriate for the Company. The positions of Chairman and Chief Executive Officer are currently held by Eric Brock. The Board believes the Chief Executive Officer is in the best position to direct the independent directors’ attention on the issues of greatest importance to the Company and its stockholders. As a result, the Company does not have a lead independent director. Our overall corporate governance policies and practices combined with the strength of our independent directors and our internal controls minimize any potential conflicts that may result from combining the roles of Chairman and Chief Executive Officer.

Board Oversight of Enterprise Risk

The Board is actively involved in the oversight and management of risks that could affect the Company. This oversight and management is conducted primarily through the committees of the Board identified above but the full Board has retained responsibility for general oversight of risks. The Audit Committee is primarily responsible for overseeing the risk management function, specifically with respect to management’s assessment of risk exposures (including risks related to liquidity, credit, operations and regulatory compliance, among others), and the processes in place to monitor and control such exposures. The other committees of the Board consider the risks within their areas of responsibility. The Board satisfies its oversight responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Director Independence

A majority of our Board is independent under the rules of Nasdaq. Our Board has undertaken a review of the independence of our directors and considered whether any director has a material relationship with us that could compromise his ability to exercise independent judgment in carrying out his responsibilities. As a result of this review, our Board has determined that Messrs. Cohen, Reisfield, Seidl, Silverman and Ms. Sood are “independent directors” as defined under the rules of Nasdaq.

Communications with the Company and the Board

Stockholders may communicate with the Company through its Investor Relations Department by writing to Investor Relations, Ondas Holdings Inc., 61 Old South Road, #495, Nantucket, Massachusetts 02554.

Stockholders interested in communicating with our Board, any Board committee, any individual director, or any group of directors (such as our independent directors) should send written correspondence to Ondas Holdings Inc. Board of Directors, Attn: Secretary, 61 Old South Road, #495, Nantucket, Massachusetts 02554.

Stockholder Proposals for Next Year’s Annual Meeting

Any stockholder proposal to be considered at the 2022 Annual Meeting of Stockholders, including nominations of persons for election to our Board, must be properly submitted to us by June 9, 2022. Detailed information for submitting stockholder proposals or nominations of director candidates will be provided upon written request to the Secretary of Ondas Holdings Inc., 61 Old South Road, #495, Nantucket, Massachusetts 02554.

Stockholder Director Nominations

The N&CG Committee has established a policy pursuant to which it considers director candidates recommended by our stockholders. All director candidates recommended by our stockholders are considered for selection to the Board on the same basis as if such candidates were recommended by one or more of our directors or other persons. To recommend a director candidate for consideration by our N&CG Committee, a stockholder must submit the recommendation in writing to our Secretary not later than 120 calendar days prior to the anniversary date of our proxy statement distributed to our stockholders in connection with our previous year’s annual meeting of stockholders, and the recommendation shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act; and (b) as to the stockholder giving the notice, (i) the name and record address of such stockholder and (ii) the class and number of shares of capital stock of the Corporation which are beneficially owned by such stockholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

EXECUTIVE COMPENSATION

Executive and Director Compensation

Summary Compensation Table

The table below sets forth compensation information for services rendered in all capacities for the last two fiscal years ended December 31, 2020 and 2019. The information includes the dollar value of base salaries, bonus awards, stock awards, stock options grants and certain other compensation, if any, whether paid or deferred.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Eric A. Brock(1) (CEO)	2020	$131,494	$—	$—	$—	$—	$—	$47,284	$178,778
	2019	$200,000	$—	$—	$—	$—	$—	$27,819	$227,819
Stewart W. Kantor(2) (President, CFO, Treasurer, and Secretary)	2020	$131,494	$—	$—	$—	$—	$—	$7,176	$138,670
	2019	$200,000	$50,000	$—	$—	$—	$—	$12,500	$262,500
Thomas V. Bushey(3) (former President)	2020	$115,385	$—	$3,150,000	$—	$—	$—	$—	$3,265,385

____________

(1)      In 2020, Mr. Brock’s salary of $131,494 was accrued. On January 29, 2021, Mr. Brock was paid $64,344 of the accrued amount. In 2019, Mr. Brock’s salary of $200,000 includes $58,333 paid between January 1 and April 15, 2019 and $141,667 accrued between April 16 and December 31, 2019. On March 12, 2020, Mr. Brock waived accrued payroll amounts in the amount of $141,667. All Other Compensation for 2020 and 2019 includes health insurance premiums paid on Mr. Brock’s behalf.

(2)      In 2020, Mr. Kantor’s salary of $131,494 includes $128,644 paid between January 1 and March 15, 2020 and May 13 and December 31, 2020, and $2,850 accrued between March 16 and May 12, 2020. On March 12, 2020, Mr. Kantor waived $8,334 of salary accrued in 2018 in the amount of $8,334. All Other Compensation for 2020 includes health insurance premiums paid on Mr. Kantor’s behalf totaling $744 and employer matching of 401(k) totaling $6,432. All Other Compensation for 2019 represents employer matching of 401(k).

(3)      In 2020, Mr. Bushey’s salary of $115,385 was accrued. On January 19, 2021, Mr. Bushey waived the accrued payroll in the amount of $115,385. In June 2020, Mr. Bushey was granted the right to receive 1,000,000 restricted stock units (the “RSU Shares”). At the time of Mr. Bushey’s resignation as President in January 2021, Mr. Bushey had the right to receive 500,000 RSU Shares (375,000 vested as of December 31, 2020 and 125,000 of which the Compensation Committee accelerated vesting), which will be issued on June 3, 2022 pursuant to Mr. Bushey’s deferral election. The remaining 500,000 RSU shares were canceled in January 2021.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information regarding equity-based awards held by the named executive officer as of December 31, 2020.

Stock awards
	Number of shares or units of stock that have not been vested (#)	Market value of shares or units of stock that have not vested(1)
Eric A. Brock	—	—
Stewart W. Kantor	—	—
Thomas V. Bushey(2)	625,000	$5,831,250

____________

(1)      Determined by multiplying the closing price of the Company’s Common Stock on December 31, 2020, $9.33, by the number of shares of Common Stock underlying the RSUs.

(2)      In June 2020, Mr. Bushey was granted the right to receive 1,000,000 restricted stock units (the “RSU shares”).

At the time of Mr. Bushey’s resignation as President in January 2021, Mr. Bushey had the right to receive 500,000 RSU shares (375,000 vested as of December 31, 2020 and 125,000 of which the Compensation Committee accelerated vesting), which will be issued on June 3, 2022 pursuant to Mr. Bushey’s deferral election. The remaining 500,000 RSU shares were canceled in January 2021.

Employment Agreements with Executive Officers

Eric Brock serves as our Chief Executive Officer pursuant to an employment agreement entered into on September 28, 2018, as amended and restated on June 3, 2020, (the “Brock Agreement”). The Brock Agreement provides for a continuous term and may be terminated by either party at any time. Pursuant to the Brock Agreement, Mr. Brock will receive an initial salary of $200,000 per annum, subject to annual review by our Board. Mr. Brock is eligible to participate in benefit plans generally available to our employees. During 2020, in response to COVID-19 employee furloughs, Mr. Brock accepted a pay reduction of 90% for the period from March 21 to May 19, 2020 and a 35% pay reduction from May 20 to December 15, 2020. Mr. Brock’s salary was returned to 100% effective December 16, 2020.

Stewart Kantor serves as our President, Chief Financial Officer, Secretary and Treasurer pursuant to an employment agreement entered into on September 28, 2018, as amended and restated on June 3, 2020, (the “Kantor Agreement”), which replaces the prior employment agreement he had with Ondas Networks Inc. (“Ondas Networks”). The Kantor Agreement provides for a continuous term and may be terminated by either party at any time. Pursuant to the Kantor Agreement, Mr. Kantor will receive an initial salary of $200,000 per annum, subject to annual review by our Board. Mr. Kantor is eligible to participate in benefit plans generally available to our employees. During 2020, in response to COVID-19 employee furloughs, Mr. Kantor accepted a pay reduction of 90% for the period from March 21 to May 19, 2020 and a 35% pay reduction from May 20 to December 15, 2020. Mr. Kantor’s salary was returned to 100% effective December 16, 2020.

As part of the terms of the Brock Agreement and Kantor Agreement, each of Messrs. Brock and Kantor entered into a Non-Competition, Confidential Information and Intellectual Property Assignment Agreement (the “Supplemental Agreements”). As part of the Supplemental Agreements, each of Messrs. Brock and Kantor agreed (i) not to engage in Competitive Business (as defined in the Supplemental Agreements) during his term of employment with us and for a period of 12 months following termination; (ii) not to disclose Confidential Information (as defined in the Supplemental Agreements), subject to certain customary carve-outs; and (iii) to assign to the Company any Intellectual Property (as defined in the Supplemental Agreements) developed using the Company’s resources or related to the Company’s business within the scope of and during the period of employment.

Mr. Brock is entitled to severance compensation from the Company if his employment is terminated (i) without cause or (ii) due to “constructive termination” or (iii) due to disability, with these causes of termination being defined in the Brock Agreement. The severance compensation would consist of (i) accrued and vested benefits, and (ii) continued payment of Mr. Brock’s base salary and benefits for a period of six (6) months following separation.

Mr. Kantor is entitled to severance compensation from the Company if his employment is terminated (i) without cause or (ii) due to “constructive termination” or (iii) due to disability, with these causes of termination being defined in the Kantor Agreement. The severance compensation would consist of (i) accrued and vested benefits, and (ii) continued payment of Mr. Kantor’s base salary and benefits for a period of twelve (12) months following separation.

On June 3, 2020, the Company entered into an employment agreement with Thomas V. Bushey to serve as President of the Company. Pursuant to the employment agreement, Mr. Bushey will be paid an annual salary of $200,000 and will be eligible to participate in the benefits plans established for Company employees. Also, on June 3, 2020, Mr. Bushey was granted restricted stock units (“RSUs”) for 1,000,000 shares of the Company’s Common Stock pursuant to the Company’s 2018 Incentive Stock Plan, which shares will vest quarterly in equal amounts over a period of two years from the date of grant (with 125,000 shares vesting on the last day of each calendar quarter beginning on June 30, 2020), and which shares will not be issued and delivered to Mr. Bushey until June 3, 2022, at the request of Mr. Bushey.

Pursuant to the employment agreement, Mr. Bushey will be an at will employee of the Company. If (i) Mr. Bushey is terminated by the Company without Cause (as defined in the employment agreement), (ii) Mr. Bushey terminates his employment due to Constructive Termination (as defined in the employment agreement), or (iii) Mr. Bushey’s employment terminates as a result of his disability, the Company will provide Mr. Bushey the following compensation: (a) benefits accrued and vested through the date of termination pursuant to the Company’s plan benefits and (b) continued base salary and plan benefits on a monthly basis for a period of twelve (12) months following the date of termination. If terminated without cause, the Company will accelerate the vesting of all unvested restricted stock units. The payment of the severance payments described above are conditioned on Mr. Bushey’s continued compliance with the terms of the employment agreement and Mr. Bushey executing, delivering to the Company and not revoking a general release and non-disparagement agreement. The employment agreement contains standard non-compete and non-solicitation provisions.

On January 19, 2021, Mr. Bushey resigned as the Company’s President. Mr. Bushey will continue to serve on the Company’s Board, and as a consultant to the Company. Pursuant to the terms of a Separation Agreement and General Release (the “Separation Agreement”) dated January 19, 2021 (the “Effective Date”), between Mr. Bushey and the Company, Mr. Bushey agreed to waive his entitlement to accrued salary in the amount of $125,256 and accrued vacation in the amount of $9,846 as of the Effective Date. At the time of Mr. Bushey’s resignation as President in January 2021, Mr. Bushey had the right to receive 500,000 RSU Shares (375,000 vested as of December 31, 2020 and 125,000 of which the Compensation Committee accelerated vesting), which will be issued on June 3, 2022 pursuant to Mr. Bushey’s deferral election. The remaining 500,000 RSU Shares were canceled. As part of the Separation Agreement, Mr. Bushey and the Company entered into a Consulting Agreement dated January 19, 2021 (the “Consulting Agreement”). Pursuant to the Consulting Agreement, Mr. Bushey will provide services to the Company at the direction of the Company’s Chief Executive Officer. The Consulting Agreement terminated on July 19, 2021. Mr. Bushey was paid $7,500 per month for these services.

Director Compensation

Our directors received no compensation during the year ended December 31, 2020.

On January 25, 2021, the Compensation Committee of the Board of the Company approved the 2021 Director Compensation Policy (the “Policy”). The Policy is applicable to all directors that are not employees or compensated consultants of the Company. Pursuant to the Policy, the cash compensation to non-employee directors will be the following: (i) quarterly board retainer – $2,500; (ii) additional Board Chair retainer – $2,000; (iii) additional Audit Committee Chair retainer – $2,000; (iv) additional Compensation Committee Chair retainer – $2,000; and (v) additional Nominating Committee Chair retainer – $1,000. Also, pursuant to the Policy, the annual equity award to non-employee directors will be RSUs representing $60,000. Also, pursuant to the Policy, non-employee directors will be reimbursed for reasonable out-of-pocket business expenses incurred in connection with business related to the Board of Directors.

In addition, on January 25, 2021, the Compensation Committee approved the following grants: (a) for Messrs. Cohen, Reisfield and Silverman (i) 5,000 RSUs pursuant to the 2018 Incentive Stock Plan, and (ii) 30,000 stock options, which are immediately exercisable, pursuant to the 2018 Incentive Stock Plan, at an exercise price of $12.72 per share with a ten year term, and (b) for Mr. Seidl and Ms. Sood (i) 5,000 RSUs pursuant to the 2018 Incentive Stock Plan, and (ii) 10,000 RSUs pursuant to the 2018 Incentive Stock Plan. Each restricted stock unit represents a contingent right to receive one share of common stock of the Company. The 5,000 RSUs granted to each of Messrs. Cohen, Reisfield, Silverman and Seidl and Ms. Sood vest in four successive equal quarterly installments with the first vesting date commencing on the first day of the next calendar quarter, provided that such director is a director of the Company on the applicable vesting dates. The 10,000 restricted stock units granted to Mr. Seidl and Ms. Sood vest in eight successive equal quarterly installments with the first vesting date commencing on the first day of the next calendar quarter, provided that such director is a director of the Company on the applicable vesting dates. All restricted stock units granted to these directors shall vest in full immediately upon a change in control.

Equity Compensation Plan Information

The following table reflects the number of securities to be issued upon the exercise or vesting of outstanding options and restricted stock units as of December 31, 2020 under the 2018 Equity Incentive Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted- average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(c)
Equity compensation plans approved by stockholders	568,006	7.39	3,333,334
Equity compensation plans not approved by stockholders	—	—	—
Total	568,006	7.39	3,333,334

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of September 27, 2021, the following table sets forth certain information with respect to the beneficial ownership of our common stock by (i) each stockholder known by us to be the beneficial owner of more than five percent (5%) of our common stock, (ii) by each of our current directors and executive officers as identified herein, and (iii) all of our directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock, stock options (“Options”), and common stock purchase warrants (“Warrants”) that are currently exercisable or convertible into shares of our common stock within sixty (60) days of the Record Date, are deemed to be outstanding and to be beneficially owned by the person holding the Options or Warrants for the purpose of computing the percentage ownership of the person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise noted, the address for all officers and directors listed below is 61 Old South Road, #495, Nantucket, MA 02554.

Name and Address of Officer and Directors	Amount and Nature of Beneficial Ownership(1)	Percentage of Class
Eric A. Brock (Chairman of the Board and Chief Executive Officer)(2)	1,957,873	4.81%
Stewart W. Kantor (Director, President, Chief Financial Officer, Treasurer, and Secretary)(3)	863,445	2.13%
Thomas V. Bushey (Director)(4)	500,000	1.22%
Richard M. Cohen (Director)(5)	58,064	*
Derek Reisfield (Director)(6)	63,064	*
Randall P. Seidl (Director)(7)	7,500	*
Richard H. Silverman (Director)(8)	58,064	*
Jaspreet Sood (Director)(9)	7,500	*
All Officers & Directors as a Group (8 persons)(10)	3,515,510	8.51%
Name and Address of Stockholders
Energy Capital, LLC(11)	5,796,455	14.03%

____________

*        Represents beneficial ownership of less than 1%.

(1)      Unless otherwise noted, we believe that all shares are beneficially owned and that all persons named in the table have sole voting and investment power with respect to all shares of common stock owned by them. Applicable percentage of ownership is based on 40,607,723 shares of common stock currently outstanding, as adjusted for each stockholder.

(2)      Mr. Brock exercises sole voting and dispositive power over the 1,891,206 shares of common stock and 66,667 shares of common stock issuable upon exercise of Warrants. The percentage beneficially owned is based on 40,674,390 shares which would be outstanding if Mr. Brock exercised the Warrants within sixty days of September 27, 2021.

(3)      Mr. Kantor exercises sole voting and dispositive over the 863,445 shares of common stock. The percentage beneficially owned is based on 40,607,723 shares.

(4)      Mr. Bushey was granted the right to receive 1,000,000 RSUs. At the time of Mr. Bushey’s resignation as President, Mr. Bushey had the right to receive 500,000 RSUs (375,000 vested as of December 31, 2020 and 125,000 of which the Compensation Committee accelerated vesting), which will be issued on June 3, 2022 pursuant to Mr. Bushey’s deferral election, subject to early delivery if Mr. Bushey’s service with the Company is terminated before June 3, 2022. The percentage beneficially owned is based on 41,107,723 shares if the vested RSUs were issued within sixty days of September 27, 2021.

(5)      Mr. Cohen exercises sole voting and dispositive power over 24,314 shares of common stock, 30,000 shares of common stock issuable upon exercise of an option, 1,250 shares of common stock issuable upon the vesting of RSUs, and 2,500 shares of common stock underlying RSUs that have vested and are pending delivery. The percentage beneficially owned is based on 40,641,473 shares which would be outstanding if Mr. Cohen exercised the option and RSUs were issued within sixty days of September 27, 2021.

(6)      Mr. Reisfield exercises sole voting and dispositive power over 29,314 shares of common stock, 30,000 shares of common stock issuable upon exercise of an option, 1,250 shares of common stock issuable upon the vesting of RSUs, and 2,500 shares of common stock underlying RSUs that have vested and are pending delivery. The percentage beneficially owned is based on 40,641,473 shares which would be outstanding if Mr. Reisfield exercised the option and the vested RSUs were issued within sixty days of September 27, 2021.

(7)      Mr. Seidl exercises sole voting and dispositive power over 2,500 shares of common stock issuable upon the vesting of RSUs and 5,000 shares of common stock underlying RSUs that have vested and are pending delivery. The percentage beneficially owned is based on 40,615,223 shares which would be outstanding if the vested RSUs were issued within sixty days of September 27, 2021.

(8)      Mr. Silverman exercises sole voting and dispositive power over 24,314 shares of common stock, 30,000 shares of common stock issuable upon exercise of an option, 1,250 shares of common stock issuable upon the vesting of RSUs, and 2,500 shares of common stock underlying RSUs that have vested and are pending delivery. The percentage beneficially owned is based on 40,641,743 shares which would be outstanding if Mr. Silverman exercised the option and the vested RSUs were issued within sixty days of September 27, 2021.

(9)      Ms. Sood exercises sole voting and dispositive power over 2,500 shares of common stock issuable upon the vesting of RSUs and 5,000 shares of common stock underlying RSUs that have vested and are pending delivery. The percentage beneficially owned is based on 40,615,223 shares which would be outstanding if the vested RSUs were issued within sixty days of September 27, 2021.

(10)    The percentage beneficially owned is based on 41,290,640 shares which would be outstanding if all of the above described options and warrants were exercised and the vested RSUs were issued within sixty days of September 27, 2021.

(11)    The address for Energy Capital is 13650 Fiddlesticks Blvd., Suite 202-324, Ft. Myers, FL 33912. Robert J. Smith is the sole owner of Energy Capital and exercises sole voting and dispositive power over the 5,092,248 shares of common stock and 704,207 shares of common stock issuable upon exercise of Warrants. The percentage beneficially owned is based on 41,311,930 shares which would be outstanding if Mr. Smith exercised the Warrants owned by Energy Capital within sixty days of September 27, 2021.

PROPOSAL 2: AUDITOR RATIFICATION PROPOSAL

We are asking our stockholders to ratify the Audit Committee’s selection of Rosenberg Rich Baker Berman, P.A. (“RRBB”) as our independent certified public accountants for the year ending December 31, 2021. If the stockholders do not ratify the appointment of RRBB, the selection of our independent certified public accountants may be reconsidered by our Audit Committee.

On June 28, 2018, the Audit Committee of the Board of Company engaged RRBB as the Company’s independent registered public accounting firm.

RRBB audited the Company’s financial statements as of and for the years ended December 31, 2019 and December 31, 2020. RRBB’s reports on the Company’s financial statements as of and for the years ended December 31, 2019 and December 31, 2020 did not contain any adverse opinion or disclaimer of opinion, nor was either report qualified or modified as to uncertainty, audit scope, or accounting principles.

Representatives of RRBB are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

Aggregate fees billed to the Company for the years ended December 31, 2020 and 2019 by RRBB were as follows:

	For the years ended December 31,
	2020	2019
Audit Fees(1)	$124,915	$90,000
Audit-Related Fees(1)	$6,558	$—
Tax Fees(2)	$10,000	$10,000
All Other Fees(3)	$50,000	$47,240
Total	$191,473	$147,200

____________

(1)      Audit fees and audit-related fees consist of fees associated with the annual audit, including the reviews of our quarterly reports.

(2)      Tax fees included the preparation on our tax returns.

(3)      All other fees consist of fees associated with services provided related to all other filings with the SEC as well as consents.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

On September 28, 2018, the Audit Committee of our Board adopted a policy and related procedures requiring its pre-approval of all audit and non-audit services to be rendered by its independent registered public accounting firm. These policies and procedures are intended to ensure that the provision of such services do not impair the independent registered public accounting firm’s independence. These services may include audit services, audit related services, tax services and other services. All services provided by RRBB during the years ended December 31, 2020 and 2019 were approved by the Audit Committee.

Vote Required and Board Recommendation

The vote required for the Auditor Ratification Proposal is a majority of the votes cast at the Annual Meeting. The Board recommends a vote “FOR” the Auditor Ratification Proposal.

PROPOSAL 3: 2021 STOCK INCENTIVE PLAN PROPOSAL

On September 30, 2021, the Compensation Committee approved the Ondas Holdings Inc. 2021 Stock Incentive Plan (the “2021 Incentive Plan”), subject to approval by our stockholders. We believe the 2021 Incentive Plan will advance the interests of our Company and our stockholders.

We are asking our stockholders to approve the 2021 Incentive Plan as we currently have approximately 380,000 shares of common stock available under the 2018 Equity Incentive Plan. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the 2021 Incentive Plan. Our executive officers and directors have an interest in this proposal by virtue of their being eligible to receive awards under the 2021 Plan.

The full text of the 2021 Incentive Plan, is set forth in Appendix A to this proxy statement.

Description of the 2021 Incentive Plan

The text of the 2021 Incentive Plan is attached hereto as Appendix A and is hereby incorporated by reference. The following summary of key provisions of the 2021 Incentive Plan is qualified in its entirety by reference to the attached 2021 Incentive Plan document.

Purpose of the 2021 Incentive Plan

The purpose of the 2021 Incentive Plan is to enable Ondas to attract, retain, reward and motivate eligible individuals by providing them with an opportunity to acquire or increase a proprietary interest in Ondas and to incentivize them to expend maximum effort for the growth and success of the Company, so as to strengthen the mutuality of the interests between the eligible individuals and the stockholders of Ondas.

Eligibility and Participation

Officers, directors, employees (including prospective employees) and consultants of our company, its subsidiaries and affiliates will be eligible to participate in the 2021 Incentive Plan, as determined by the Compensation Committee. As of the Record Date, there were approximately 42 employees, of which two were executive officers, and six non-employee directors that are eligible to participate in the 2021 Incentive Plan.

Administration of the 2021 Incentive Plan

The 2021 Incentive Plan will be administered by the Compensation Committee, composed exclusively of independent non-employee directors in accordance with Rule 16b-3 under the Exchange Act. The Compensation Committee will have full authority to administer the 2021 Incentive Plan, including, without limitation, the authority to determine who will receive awards, to establish the specific terms that will govern awards as will be set forth in individual award agreements, to interpret awards and 2021 Incentive Plan provisions and to amend the 2021 Incentive Plan and outstanding awards subject to certain limitations set forth in the 2021 Incentive Plan document.

Shares Reserved for Plan Awards

The 2021 Incentive Plan provides for a reserve of 6,000,000 shares of common stock. If any award under the 2021 Incentive Plan is cancelled, forfeited or terminated for any reason or is settled in cash, the shares of common stock that were subject to such award shall become available for future awards under the 2021 Incentive Plan unless such shares were cancelled, forfeited, withheld or terminated in order to pay the exercise price, purchase price or any taxes or tax withholdings on an award.

Shares tendered to pay the exercise price or tax withholding obligation for stock options will be treated as delivered for purposes of calculating the share reserve limit and will not be added back to the share reserve for additional grants.

Stock Appreciation Rights and Stock Options

The 2021 Incentive Plan provides for awards of stock appreciation rights, non-qualified stock options and incentive stock options intended to comply with Section 422 of the Code. With respect to the shares of common stock reserved under the 2021 Incentive Plan, a maximum of 6,000,000 of such shares may be subject to grants of incentive stock options. The 2021 Incentive Plan specifically prohibits the following:

•        The granting of stock options with an exercise price less than the fair market value of our common stock on the date of grant (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of fair market value); and

•        Without stockholder approval (except in the event of a stock split, certain other recapitalizations and a change in control):

•        Lowering the exercise price of stock options and stock appreciation rights to provide an exercise price that is lower than the then current fair market value of Ondas’s common stock;

•        The cancellation of such awards when the exercise price is equal to or greater than the then current fair market value of Ondas’s common stock in exchange for new awards; or

•        The repurchase of such awards which have an exercise price that is higher than the then current fair market value of Ondas’s common stock.

As of Record Date, the closing price of our common stock was $8.19 per share, as reported on NASDAQ.

A stock appreciation right entitles the holder to receive shares of our common stock or cash equal in value to the difference between the fair market value of our common stock on the exercise date and the value of our common stock on the grant date. Stock appreciation rights and stock options will have a maximum term of ten years.

The Compensation Committee determines the vesting of stock options and stock appreciation rights at the time of grant.

Awards of Restricted Stock, Restricted Stock Units, Performance Shares, Performance Share Units and Performance Units

An award of restricted stock is an award of shares of our common stock subject to risk of forfeiture and a restriction on transferability. An award of restricted stock units is an award of the right to receive a fixed number of shares of common stock upon vesting or at the end of a specified deferral period subject to the risk of forfeiture and a restriction on transferability. The risk of forfeiture and restriction on transferability will lapse following a stated period of time, upon attainment of specified performance targets or some combination thereof. An award of performance shares is an award of restricted stock that vest solely upon the achievement of certain performance goals being attained during a performance period. An award of performance share units is an award of the right to receive a fixed number of shares of common stock, or the cash equivalent, which is contingent on the achievement of certain performance goals being attained during a performance period. An award of performance units is an award of the right to receive a designated dollar value, or shares of common stock of the equivalent value, which is contingent on the achievement of certain performance goals being attained during a performance period. The Compensation Committee determines the vesting and restrictions on grants of restricted stock, restricted stock units, performance shares and performance units at the time of grant. Unless the Compensation Committee provides otherwise in an award agreement, a recipient of a restricted stock or performance share award will have all of the rights of a holder of our common stock with respect to the underlying shares except for the restriction on transferability, including the right to vote the shares. With certain exceptions, restricted stock units carry no voting or dividend or other rights associated with respect to such underlying commons stock prior to the issuance of such shares.

Change in Control and Other Events

The 2021 Incentive Plan provides the Compensation Committee with discretion to take certain actions with respect to outstanding awards in the event of a change in control or certain other material events that affect our capital structure or the number of shares of our common stock outstanding. In the event of a recapitalization, reclassification, reorganization, stock split, reverse stock split, share combination, exchange of shares, stock dividend or other event affecting the value of a share of our common stock or the number of shares outstanding, the various share limitations set forth in the 2021 Incentive Plan and the number of shares subject to outstanding awards will be adjusted as necessary and appropriate to reflect the change in the number or value of outstanding shares and to preserve the value of outstanding awards.

In the event of a change in control, the Compensation Committee may, in its sole and absolute discretion, provide that:

•        Some or all outstanding awards will become immediately exercisable or vested;

•        That all awards shall terminate, subject to the ability of the participants to exercise any vested award or to receive a cash payment equal to the difference between the change in control price and the exercise price (if any) of any vested awards;

•        In the event of a liquidation or dissolution of Ondas, awards convert into the right to receive the liquidation proceeds, less the exercise price (if any); or

•        Any combination of the above.

Effective Date and Term

The 2021 Incentive Plan will be effective on the date our stockholders approve the 2021 Incentive Plan. The 2021 Incentive Plan will terminate ten years after the date stockholders approve the 2021 Incentive Plan.

Amendments

The 2021 Incentive Plan may be amended by the Board of Directors provided that no 2021 Incentive Plan amendment may alter or impair rights or obligations under any existing award and the approval of our stockholders shall be required for any amendment that:

•        Changes the class of individuals eligible to receive awards under the 2021 Incentive Plan;

•        Increases the maximum number of shares of common stock that may be issued under the 2021 Incentive Plan;

•        Amends the 2021 Incentive Plan in a manner that requires stockholder approval under state or federal law (including Rule 16b-3 under the Exchange Act) or the rules of NASDAQ; or

•        Eliminates a requirement that stockholders approve an action under the 2021 Incentive Plan.

Transferability

Awards granted under the 2021 Incentive Plan are transferable only by the participant’s will, the applicable laws of descent and distribution and, in the discretion of the Compensation Committee, to certain of the participant’s family members; provided, however, a participant may not directly or indirectly receive any payments of value in connection with the transfer of an Award.

Federal Income Tax Consequences of Awards under the 2021 Incentive Plan

The U.S. federal income tax consequences of the 2021 Incentive Plan under current federal law, which is subject to change, are summarized in the following discussion of the applicable general tax principles. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

With respect to nonqualified stock options, Ondas will generally be entitled to deduct, and the participant will recognize, taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, Ondas will not generally be entitled to a deduction nor will the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.

The current federal income tax consequences of other awards authorized under the 2021 Incentive Plan generally follow certain basic patterns: stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture and performance shares result in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); performance share units, performance units, dividend equivalents, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, Ondas will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under the 2021 Incentive Plan in connection with a “change in control” (as this term is used under the Code), Ondas may not be permitted to deduct the portion of the compensation attributable to the acceleration (parachute payments) if it exceeds certain threshold limits under the Code (and certain related excise taxes may be triggered). Furthermore, the aggregate compensation in excess of $1,000,000 attributable to awards granted to a covered employee within the meaning of Section 162(m) of the Code may not be permitted to be deducted by Ondas in certain circumstances.

If any award constitutes non-qualified deferred compensation under Section 409A of the Code, the incentive will be structured with the intent that it will comply with Section 409A to avoid the imposition of additional tax, penalties, and interest on the participant.

New Plan Benefits Under the 2021 Incentive Plan

Because future awards under the 2021 Incentive Plan will be granted in the discretion of the Compensation Committee or the Board of Directors, the type, number, recipients, and other terms of such awards cannot be determined at this time.

Vote Required and Board Recommendation

The vote required for the 2021 Incentive Plan Proposal is a majority of the votes cast at the Annual Meeting. The Board recommends a vote “FOR” the 2021 Incentive Plan Proposal.

PROPOSAL 4: SAY ON PAY PROPOSAL

Background of the Proposal

The Dodd-Frank Act requires all public companies to hold a separate non-binding advisory shareholder vote to approve the compensation of executive officers as described in the executive compensation tables and any related information in each such company’s proxy statement (commonly known as a “Say on Pay” proposal). Pursuant to Section 14A of the Exchange Act, we are holding a separate non-binding advisory vote on Say on Pay at the Annual Meeting.

Say on Pay Resolution

This Say on Pay proposal is set forth in the following resolution:

RESOLVED, that the stockholders of Ondas Holdings Inc. approve, on an advisory basis, the compensation of its named executive officers, as disclosed in the Ondas Holdings Inc.’s Proxy Statement for the 2021 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables, and any related information found in the proxy statement of Ondas Holdings Inc.

Because your vote on this proposal is advisory, it will not be binding on the Board, the Compensation Committee or the Company. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Vote Required and Board Recommendation

The vote required for the Say on Pay Proposal is a majority of the votes cast at the Annual Meeting. The Board recommends a vote “FOR” the Say on Pay Proposal.

PROPOSAL 5: FREQUENCY OF SAY ON PAY PROPOSAL

Background of the Proposal

The Dodd-Frank Act also requires all public companies to hold a separate non-binding advisory shareholder vote with respect to the frequency of the vote on the Say on Pay proposal thereafter. Companies must give stockholders the choice of whether to cast an advisory vote on the Say on Pay proposal every year, every two years, or every three years (commonly known as the “Frequency Vote on Say on Pay”). Shareholders may also abstain from making a choice. After such initial votes are held, the Dodd-Frank Act requires all public companies to submit to their shareholders no less often than every six years thereafter the Frequency Vote on Say on Pay. Pursuant to Section 14A of the Exchange Act, we are holding a separate non-binding advisory vote on the frequency of Say on Pay in future years at the Annual Meeting.

Frequency of Say on Pay

The Board believes that giving our stockholders the right to cast an advisory vote every year on their approval of the compensation arrangements of our named executive officers provides the Board sufficient time to thoughtfully evaluate and respond to stockholder input and effectively implement changes, as needed, to our executive compensation program.

Although the Board recommends that the Say on Pay proposal be voted on every year, our stockholders will be able to specify one of four choices for the frequency of the vote on the Say on Pay proposal as follows: (i) one year, (ii) two years, (iii) three years, or (iv) abstain. This is an advisory vote and will not be binding on the Board or the Company, the Board may determine that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than may be indicated by this advisory vote of our stockholders. Nevertheless, the Compensation Committee will take into account the outcome this advisory vote when considering how frequently to seek an advisory vote on Say on Pay in future years.

Vote Required and Board Recommendation

The option receiving the highest number of votes will be deemed to be the preferred frequency of our stockholders. The Board recommends the selection of “ONE YEAR” as your preference for the frequency with which stockholders are provided an advisory vote on Say on Pay.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting for preparing the financial statements and for the report process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent public accounting firm. The Audit Committee hereby reports as follows:

1.      The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2020 with management.

2.      The Audit Committee has discussed with RRBB the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the U.S. Securities and Exchange Commission (the “SEC”).

3.      The Audit Committee has received the written disclosures and the letter from RRBB required by applicable requirements of the PCAOB regarding RRBB’s communications with the Audit Committee concerning independence and has discussed RRBB’s independence with representative of RRBB.

Based on the review and discussion referred to above, the Audit Committee recommended to the Board and the Board approved that the audited financial statements for the year ended December 31, 2020 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed with the SEC.

The foregoing has been furnished by the Audit Committee:

Richard M. Cohen, Chair
Derek R. Reisfield
Richard H. Silverman

This “Audit Committee Report” is not “Soliciting Material,” is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Board adopted a Related Party Transactions Policy as we recognize that transactions involving related parties present a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof). Therefore, our Board determined that our Audit Committee shall review, approve and, if necessary, recommend to the Board for its approval all related party transactions and any material amendments to such related party transactions. Our Board may determine that a particular related party transaction or a material amendment thereto shall instead be reviewed and approved by a majority of independent directors disinterested in the related party transaction. No director shall participate in any approval of a related party transaction for which the director is a related party, except that the director shall provide all material information concerning the related party transaction to the committee. Our Chief Executive Officer is responsible for providing to the Audit Committee, on a quarterly basis, a summary of all payments made by or to us in connection with duly approved related party transactions during the preceding fiscal quarter. The Chief Executive Officer is responsible for reviewing and approving all payments made by or to us in connection with duly approved related party transactions and shall certify to the Audit Committee that any payments made by or to us in connection with such related party transactions have been made in accordance with the policy. All related party transactions shall be disclosed in our applicable filings as required by the Securities Act of 1933, as amended, and the Exchange Act and related rules and regulations.

Related Party Transactions

On August 14, 2020, Mr. Brock entered into a Securities Purchase Agreement with other subscribers in which he purchased 52,500 shares of Series A Preferred Convertible Preferred Stock (“Series A Preferred”) at a purchase price of $6.00 per share. On December 8, 2020, along with all other holders of Series A Preferred Mr. Brock converted his 52,500 shares of Series A Preferred into 66,676 shares of common stock of the Company, which includes an aggregate of 13,084 shares of common stock in connection with a 25% premium, and an aggregate of 842 shares of common stock in lieu of declaring a dividend on shares of Series A Convertible Preferred Stock.

On September 27, 2019, Mr. Brock entered into a Securities Purchase Agreement with other subscribers in which he purchased 133,334 units (wherein a unit consisted of one share of common stock and one-half of one warrant to purchase one share of Company common stock (the “Investor Warrant”)) of the Company for $1,000,000. The Investor Warrant for 66,667 underlying shares of common stock vests six months from the date of the Securities Purchase Agreement and may be exercised at a price of $9.75 per share.

On September 27, 2019, Energy Capital, a more than 10% stockholder, entered into a Securities Purchase Agreement with other subscribers in which it converted an aggregate of $10,563,104 principal and interest outstanding under the Loan and Security Agreement into an aggregate of 1,408,414 units of the Company. At the closing of the transaction, the debt owed under the Loan and Security Agreement was extinguished and the Loan terminated pursuant to its terms. Energy Capital owns 704,207 shares of common stock underlying the Investor Warrant, which Investor Warrant vests six months from the date of the Securities Purchase Agreement and may be exercised at a price of $9.75 per share.

In connection with the Acquisition and pursuant to a Common Stock Repurchase Agreement dated September 28, 2018, we purchased from Energy Capital, a more than 10% stockholder, 10,866,667 (post-split) shares of our common stock in exchange for the payment of $3,260. The repurchased shares were cancelled and returned to the authorized but unissued shares of the Company. In connection with the Acquisition, we also entered into the Loan and Security Agreement with Energy Capital pursuant to which Energy Capital agreed to lend an aggregate principal amount of up to $10 million, subject to specified conditions. During 2019, we drew down the entire $10 million, with all advances used for operating capital. As stated above, the loan and interest outstanding was converted into Units as part of the September 27, 2019 Securities Purchase Agreement.

Between April 16 and December 31, 2019, we accrued $141,667 for salary owed during 2019 to Mr. Brock, the Company’s Chief Executive Officer. On March 14, 2020, Mr. Brock waived accrued payroll amounts in the amount of $141,667. Between January 1 and December 15, 2020, we accrued $131,494 for salary owed during 2020 to Mr. Brock, which amount remained outstanding on December 31, 2020. On January 29, 2021, we paid Mr. Brock $64,344. The balance of $67,150 was paid on April 15, 2021.

As of December 31, 2017, Ondas Networks accrued $271,875 in salary owed for 2016 and 2017 to Stewart Kantor, Chief Executive Officer of Ondas Networks. As of December 31, 2018, Ondas Networks accrued an additional $8,334 for salary owed during 2018 to Mr. Kantor. On March 14, 2020, Mr. Kantor waived accrued payroll amounts in the amount of $8,334. As of December 31, 2020, Ondas Networks accrued an additional $2,956 for salary owed during 2020 to Mr. Kantor. On January 29, 2021, the Company paid Mr. Kantor $137,416. The balance of $137,415 was paid on April 15, 2021.

Between June 2 and December 31, 2020, we accrued $115,385 for salary owed to Thomas V. Bushey, then President of the Company. On January 19, 2021, Mr. Bushey waived the accrued payroll amounts in the amount of $115,385. For a discussion of the Separation Agreement with Mr. Bushey, including the Consulting Agreement, dated January 19, 2021 see Employment Agreements with Executive Officers.

OTHER MATTERS

A copy of our Form 10-K for the year ended December 31, 2020, without exhibits, is being mailed with this proxy statement. Stockholders are referred to the Form 10-K for financial and other information about the Company.

Additional copies of our Form 10-K for the year ended December 31, 2020 may be obtained without charge by writing to Investor Relations, Ondas Holdings Inc., 61 Old South Road, #495, Nantucket, Massachusetts 02554. Exhibits will be furnished upon request. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of such site is http://www.sec.gov.

APPENDIX A
ONDAS HOLDINGS INC.

2021 INCENTIVE STOCK PLAN

1.      ESTABLISHMENT, EFFECTIVE DATE AND TERM

Ondas Holdings Inc., a Nevada corporation (“Ondas”), hereby establishes the Ondas Holdings Inc. 2021 Incentive Stock Plan (the “Plan”). The effective date of the Plan (the “Effective Date”) shall be he date as of which the Plan is approved by the shareholders of the Company.

2.      PURPOSE

The purpose of the Plan is to enable the Company to attract, retain, reward and motivate Eligible Individuals by providing them with an opportunity to acquire or increase a proprietary interest in Ondas and to incentivize them to expend maximum effort for the growth and success of the Company, so as to strengthen the mutuality of the interests between the Eligible Individuals and the shareholders of Ondas.

3.      ELIGIBILITY

Awards may be granted under the Plan to any Eligible Individual, as determined by the Committee from time to time, on the basis of their importance to the business of the Company pursuant to the terms of the Plan.

4.      ADMINISTRATION

(a)    Committee. The Plan shall be administered by the Compensation Committee of the Board. The Board (or those members of the Board who are “independent directors” under the corporate governance requirements of the Listing Market) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Individuals to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Individual or Participant in a manner consistent with the treatment of any other Eligible Individual. The Committee cannot grant reload Awards or other automatic Awards that are effective upon exercise of Options or Stock Appreciation Rights under the Plan.

(b)    Delegation to Officers or Employees. The Committee may designate officers or employees of the Company to assist the Committee in the administration of the Plan. The Committee may delegate authority to officers or employees of the Company to grant Awards and execute Award Agreements or other documents on behalf of the Committee in connection with the administration of the Plan, subject to whatever limitations or restrictions the Committee may impose in accordance with applicable law and to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not result in a related-person transaction with an executive officer required to be disclosed under Item 404(a) of Regulation S-K (in accordance with Instruction 5.a.ii thereunder) under the Exchange Act.

(c)    Designation of Advisors. The Committee may designate professional advisors to assist the Committee in the administration of the Plan. The Committee may employ such legal counsel, consultants, and agents as it may deem desirable for the administration of the Plan and may rely upon any advice and any computation received from any such counsel, consultant, or agent. The Company shall pay all expenses and costs incurred by the Committee for the engagement of any such counsel, consultant, or agent.

(d)    Participants Outside the U.S. In order to conform with the provisions of local laws and regulations in foreign countries in which the Company operates, the Committee shall have the sole discretion to (i) modify the terms and conditions of the Awards granted under the Plan to Eligible Individuals located outside the United States;

(ii) establish subplans with such modifications as may be necessary or advisable under the circumstances present by local laws and regulations; and (iii) take any action which it deems advisable to comply with or otherwise reflect any necessary governmental regulatory procedures, or to obtain any exemptions or approvals necessary with respect to the Plan or any subplan established hereunder.

(e)    Liability and Indemnification. No Covered Individual shall be liable for any action or determination made in good faith with respect to the Plan, any Award granted hereunder or any Award Agreement entered into hereunder. The Company shall, to the maximum extent permitted by applicable law and the Articles of Incorporation and Bylaws of Ondas, indemnify and hold harmless each Covered Individual against any cost or expense (including reasonable attorney fees reasonably acceptable to the Company) or liability (including any amount paid in settlement of a claim with the approval of the Company), and amounts advanced to such Covered Individual necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, any Award granted hereunder or any Award Agreement entered into hereunder. Such indemnification shall be in addition to any rights of indemnification such individuals may have under applicable law or under the Articles of Incorporation or Bylaws of Ondas. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by a Covered Individual with regard to Awards granted to such Covered Individual under the Plan or arising out of such Covered Individual’s own fraud or bad faith.

5.      SHARES OF COMMON STOCK SUBJECT TO PLAN

(a)    Shares Available for Awards. The Common Stock that may be issued pursuant to Awards granted under the Plan shall be treasury shares or authorized but unissued shares of the Common Stock. The total number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall be six million (6,000,000) shares.

(b)    Limitations on Incentive Stock Options. With respect to the shares of Common Stock reserved pursuant to this Section, a maximum of six million (6,000,000) such shares may be subject to grants of Incentive Stock Options.

(c)    Cancelled, Forfeited, or Surrendered Awards. If any Award that may be settled in Common Stock is cancelled, forfeited, terminated or settled in cash for any reason, the shares of Common Stock that were subject to such Award shall, to the extent cancelled, forfeited, terminated or settled in cash, immediately become available for future Awards granted under the Plan as if said Award had never been granted; provided, however, that any shares of Common Stock subject to an Award which are tendered, cancelled, forfeited, withheld or terminated in order to pay the Exercise Price, purchase price or any taxes or tax withholdings on an Award shall not be available for future Awards granted under the Plan. Shares of Common Stock that have been repurchased by the Company using the proceeds from Stock Option exercise shall not be available for future Awards granted under the Plan.

(d)    Recapitalization. If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of Ondas by reason of any recapitalization, reclassification, reorganization, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock of Ondas or other increase or decrease in such shares effected without receipt of consideration by Ondas occurring after the Effective Date, an appropriate and proportionate adjustment shall be made by the Committee to (i) the aggregate number and kind of shares of Common Stock available under the Plan (including, but not limited to, the aggregate limits of the number of shares of Common Stock described in Sections 5(c)(i) and (ii), (ii) the limits on the number of shares of Common Stock that may be granted to an Eligible Employee in any one fiscal year, (iii) the calculation of the reduction of shares of Common Stock available under the Plan, (iv) the number and kind of shares of Common Stock issuable upon exercise (or vesting) of outstanding Awards granted under the Plan; (v) the Exercise Price of outstanding Options granted under the Plan, and/or (vi) the number of shares of Common Stock subject to Awards granted to Non-Employee Directors under Section 10. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment under this Section 5(f), and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit. In furtherance of the foregoing, a Participant shall have a legal right to an adjustment to an outstanding Award that constitutes a “share-based payment arrangement” in the event of an “equity restructuring,” as such terms are defined under FASB ASC Topic 718, which adjustment shall preserve without enlarging the value of the Award to the Participant. Any adjustments made under this Section 5(f) with respect to any Incentive Stock Options must be made in accordance with Code Section 424.

6.      OPTIONS

(a)    Grant of Options. Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Options to purchase such number of shares of Common Stock and on such terms and conditions as the Committee shall determine in its sole and absolute discretion. Each grant of an Option shall satisfy the requirements set forth in this Section.

(b)    Type of Options. Each Option granted under the Plan may be designated by the Committee, in its sole discretion, as either (i) an Incentive Stock Option, or (ii) a Non-Qualified Stock Option. Options designated as Incentive Stock Options that fail to continue to meet the requirements of Code Section 422 shall be re-designated as Non-Qualified Stock Options automatically on the date of such failure to continue to meet such requirements without further action by the Committee. In the absence of any designation, Options granted under the Plan will be deemed to be Non-Qualified Stock Options.

(c)    Exercise Price. Subject to the limitations set forth in the Plan relating to Incentive Stock Options, the Exercise Price of an Option shall be fixed by the Committee and stated in the respective Award Agreement, provided that the Exercise Price of the shares of Common Stock subject to such Option may not be less than Fair Market Value of such Common Stock on the Grant Date, or if greater, the par value of the Common Stock.

(d)    Limitation on Option Period. Subject to the limitations set forth in the Plan relating to Incentive Stock Options, Options granted under the Plan and all rights to purchase Common Stock thereunder shall terminate no later than the tenth anniversary of the Grant Date of such Options, or on such earlier date as may be stated in the Award Agreement relating to such Option. In the case of Options expiring prior to the tenth anniversary of the Grant Date, the Committee may in its discretion, at any time prior to the expiration or termination of said Options, extend the term of any such Options for such additional period as it may determine, but in no event beyond the tenth anniversary of the Grant Date thereof.

(e)    Limitations on Incentive Stock Options. Notwithstanding any other provisions of the Plan, the following provisions shall apply with respect to Incentive Stock Options granted pursuant to the Plan.

(i)     Limitation on Grants. Incentive Stock Options may only be granted to Section 424 Employees. The aggregate Fair Market Value (determined at the time such Incentive Stock Option is granted) of the shares of Common Stock for which any individual may have Incentive Stock Options which first become vested and exercisable in any calendar year (under all incentive stock option plans of the Company) shall not exceed $100,000. Options granted to such individual in excess of the $100,000 limitation, and any Options issued subsequently which first become vested and exercisable in the same calendar year, shall automatically be treated as Non-Qualified Stock Options.

(ii)    Minimum Exercise Price. In no event may the Exercise Price of a share of Common Stock subject to an Incentive Stock Option be less than 100% of the Fair Market Value of such share of Common Stock on the Grant Date.

(iii)   Ten Percent Shareholder. Notwithstanding any other provision of the Plan to the contrary, in the case of Incentive Stock Options granted to a Section 424 Employee who, at the time the Option is granted, owns (after application of the rules set forth in Code Section 424(d)) stock possessing more than ten percent of the total combined voting power of all classes of stock of Ondas, such Incentive Stock Options (i) must have an Exercise Price per share of Common Stock that is at least 110% of the Fair Market Value as of the Grant Date of a share of Common Stock, and (ii) must not be exercisable after the fifth anniversary of the Grant Date.

(f)    Vesting Schedule and Conditions. Subject to Section 10 of the Plan, no Options may be exercised prior to the satisfaction of the conditions and vesting schedule provided for in the Award Agreement relating thereto.

(g)    Exercise. When the conditions to the exercise of an Option have been satisfied, the Participant may exercise the Option only in accordance with the following provisions. The Participant shall deliver to Ondas a written notice stating that the Participant is exercising the Option and specifying the number of shares of Common Stock which are to be purchased pursuant to the Option, and such notice shall be accompanied by payment in full of the Exercise Price of the shares for which the Option is being exercised, by one or more of the methods provided for in the Plan. An attempt to exercise any Option granted hereunder other than as set forth in the Plan shall be invalid and of no force and effect.

(h)    Payment. Payment of the Exercise Price for the shares of Common Stock purchased pursuant to the exercise of an Option shall be made by one of the following methods:

(i)     by cash, certified or cashier’s check, bank draft or money order;

(ii)    by any other method which the Committee, in its sole and absolute discretion and to the extent permitted by applicable law, may permit, including, but not limited to, any of the following: (A) through a “cashless exercise sale and remittance procedure” pursuant to which the Participant shall concurrently provide irrevocable instructions (1) to a brokerage firm approved by the Committee to effect the immediate sale of the purchased shares and remit to Ondas, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable federal, state and local income, employment, excise, foreign and other taxes required to be withheld by the Company by reason of such exercise and (2) to Ondas to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale; or (B) by any other method as may be permitted by the Committee.

(i)    Termination of Employment, Disability or Death. Unless otherwise provided in an Award Agreement, upon the termination of the employment or other service of a Participant with Company for any reason, all of the Participant’s outstanding Options (whether vested or unvested) shall be subject to the rules of this paragraph. Upon such termination, the Participant’s unvested Options shall expire. Notwithstanding anything in this Plan to the contrary, the Committee may provide, in its sole and absolute discretion, that following the termination of employment or other service of a Participant with the Company for any reason (i) any unvested Options held by the Participant that vest solely upon a future service requirement shall vest in whole or in part, at any time subsequent to such termination of employment or other service, and/or (ii) a Participant or the Participant’s estate, devisee or heir at law (whichever is applicable), may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or other service and prior to the termination of the Option pursuant to its terms. Unless otherwise determined by the Committee, temporary absence from employment because of illness, vacation, approved leaves of absence or military service shall not constitute a termination of employment or other service.

(i)     Termination for Reason Other Than Cause, Disability or Death. If a Participant’s termination of employment or other service is for any reason other than death, Disability, Cause or a voluntary termination within ninety (90) days after occurrence of an event which would be grounds for termination of employment or other service by the Company for Cause, any Option held by such Participant, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period not to exceed ninety (90) days from the date of such termination, but in no event after the termination of the Option pursuant to its terms.

(ii)    Disability. If a Participant’s termination of employment or other service with the Company is by reason of a Disability of such Participant, the Participant shall have the right at any time within a period not to exceed one (1) year after such termination, but in no event after the termination of the Option pursuant to its terms, to exercise, in whole or in part, any vested portion of the Option held by such Participant at the date of such termination; provided, however, that if the Participant dies within such period, any vested Option held by such Participant upon death shall be exercisable by the Participant’s estate, devisee or heir at law (whichever is applicable) for a period not to exceed one (1) year after the Participant’s death, but in no event after the termination of the Option pursuant to its terms.

(iii)   Death. If a Participant dies while in the employment or other service of the Company, the Participant’s estate or the devisee named in the Participant’s valid last will and testament or the Participant’s heir at law who inherits the Option has the right, at any time within a period not to exceed one (1) year after the date of such Participant’s death, but in no event after the termination of the Option pursuant to its terms, to exercise, in whole or in part, any portion of the vested Option held by such Participant at the date of such Participant’s death.

(iv)   Termination for Cause. In the event the termination is for Cause or is a voluntary termination within ninety (90) days after occurrence of an event which would be grounds for termination of employment or other service by the Company for Cause (without regard to any notice or cure period requirement), any Option held by the Participant at the time of such termination shall be deemed to have terminated and expired upon the date of such termination.

7.      STOCK APPRECIATION RIGHTS

(a)    Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Stock Appreciation Rights, in such amounts and on such terms and conditions as the Committee shall determine in its sole and absolute discretion. Each grant of a Stock Appreciation Right shall satisfy the requirements as set forth in this Section.

(b)    Terms and Conditions of Stock Appreciation Rights. The terms and conditions (including, without limitation, the limitations on the Exercise Price, exercise period, repricing and termination) of the Stock Appreciation Right shall be substantially identical (to the extent possible taking into account the differences related to the character of the Stock Appreciation Right) to the terms and conditions that would have been applicable under Section 6 above were the grant of the Stock Appreciation Rights a grant of an Option.

(c)    Exercise of Stock Appreciation Rights. Stock Appreciation Rights shall be exercised by a Participant only by written notice delivered to Ondas, specifying the number of shares of Common Stock with respect to which the Stock Appreciation Right is being exercised.

(d)    Payment of Stock Appreciation Right. Unless otherwise provided in an Award Agreement, upon exercise of a Stock Appreciation Right, the Participant or Participant’s estate, devisee or heir at law (whichever is applicable) shall be entitled to receive payment, in cash, in shares of Common Stock, or in a combination thereof, as determined by the Committee in its sole and absolute discretion. The amount of such payment shall be determined by multiplying the excess, if any, of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the Grant Date, by the number of shares of Common Stock with respect to which the Stock Appreciation Rights are then being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to a Stock Appreciation Right by including such limitation in the Award Agreement.

8.      RESTRICTED STOCK

(a)    Grant of Restricted Stock. Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Restricted Stock, in such amounts and on such terms and conditions as the Committee shall determine in its sole and absolute discretion. Each grant of Restricted Stock shall satisfy the requirements as set forth in this Section.

(b)    Restrictions. The Committee shall impose such restrictions on any Restricted Stock granted pursuant to the Plan as it may deem advisable.

(c)    Certificates and Certificate Legend. With respect to a grant of Restricted Stock, the Company may issue a certificate evidencing such Restricted Stock to the Participant or issue and hold such shares of Restricted Stock for the benefit of the Participant until the applicable restrictions expire. The Company may legend the certificate representing Restricted Stock to give appropriate notice of such restrictions. In addition to any such legends, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

“The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, are subject to certain terms, conditions, and restrictions on transfer as set forth in the Ondas Holdings Inc. 2021 Incentive Stock Plan (the “Plan”), and in an Agreement entered into by and between the registered owner of such shares and Ondas Holdings Inc. (the “Company”), dated ___________, 20___ (the “Award Agreement”). A copy of the Plan and the Award Agreement may be obtained from the Secretary of the Company.”

(d)    Removal of Restrictions. Except as otherwise provided in the Plan, shares of Restricted Stock shall become freely transferable by the Participant upon the lapse of the applicable restrictions. Once the shares of Restricted Stock are released from the restrictions, the Participant shall be entitled to have the legend required by paragraph (c) above removed from the share certificate evidencing such Restricted Stock and the Company shall pay or distribute to the Participant all dividends and distributions held in escrow by the Company with respect to such Restricted Stock.

(e)    Shareholder Rights. Unless otherwise provided in an Award Agreement, until the expiration of all applicable restrictions, (i) the Restricted Stock shall be treated as outstanding, and (ii) the Participant holding shares of Restricted Stock may exercise full voting rights with respect to such shares.

(f)    Termination of Service. Unless otherwise provided in an Award Agreement, if a Participant’s employment or other service with the Company terminates for any reason, all unvested shares of Restricted Stock held by the Participant and any dividends or distributions held in escrow by Ondas with respect to such Restricted Stock shall be forfeited immediately and returned to the Company. Notwithstanding anything in this Plan to the contrary, the Committee may provide, in its sole and absolute discretion, that following the termination of employment or other service of a Participant with the Company for any reason, any unvested shares of Restricted Stock held by the Participant that vest solely upon a future service requirement shall vest in whole or in part, at any time subsequent to such termination of employment or other service.

9.      RESTRICTED STOCK UNITS

(a)    Grant of Restricted Stock Units. Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine. a right to receive Common Stock upon vesting or at the end of a specified deferral period, with any risks of forfeiture or other restrictions as the Committee, in its sole discretion, may impose.

(b)    Shareholder Rights. Except as otherwise provided in Section 16(d) of the Plan, a Restricted Stock Unit carries no voting or dividend or other rights associated with respect to such underlying Commons Stock prior to the issuance of such shares.

(c)    Termination of Service. Unless otherwise provided in an Award Agreement, if a Participant’s employment or other service with the Company terminates for any reason prior vesting, all unvested Restricted Stock Units held by the Participant shall be forfeited. Notwithstanding anything in this Plan to the contrary, the Committee may provide, in its sole and absolute discretion, that following the termination of employment or other service of a Participant with the Company for any reason, any unvested Restricted Stock Units held by the Participant that vest solely upon a future service requirement shall vest in whole or in part, at any time subsequent to such termination of employment or other service.

10.    PERFORMANCE AWARDS

(i)     Grant of Performance Awards. Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Performance Shares, Performance Share Units and Performance Units, in such amounts and on such terms and conditions as the Committee shall determine in its sole and absolute discretion. Each grant of a Performance Award shall satisfy the requirements as set forth in this Section. Performance Shares shall be subject to the provisions set forth in Section 8 of the Plan and Performance Share Units and Performance Units shall be subject to the provisions set forth in Section 9 of the Plan.

(ii)    Performance Goals. Performance Goals will be based on one or more business criteria set by the Committee in its absolute and sole discretion:

(iii)   Terms and Conditions of Performance Awards. The applicable Award Agreement shall set forth the number and type of Performance Awards; (ii) the Performance Period; and the Performance Goals with respect to each such Performance Award; (iii) the maximum shares of Common Stock that may be issued pursuant to a Performance Award and (iv) any other terms and conditions as the Committee determines in its sole and absolute discretion. The Committee shall establish, in its sole and absolute discretion, the Performance Goals for the applicable Performance Period for each Performance Award granted hereunder. Performance Goals for different Participants and for different grants of Performance Awards need not be identical. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Performance Awards, but may not exercise discretion to increase any amount payable in respect of a Performance Award. A holder of a Performance Award is not entitled to the rights of a holder of Common Stock.

(iv)   Determination and Payment of Performance Awards. As soon as practicable after the end of a Performance Period, the Committee shall determine the extent to which Performance Awards have been earned on the basis of the Company’s actual performance in relation to the established Performance Goals as set forth in the applicable Award Agreement and shall certify these results in writing. As soon as practicable after the Committee has determined that an amount is payable or should be distributed with respect to a Performance Share Unit or Performance Unit, but in any event no later than 70 days following the end of the applicable Performance Period, the Committee shall cause the amount of such Performance Share Unit or Performance Unit to be paid or distributed to the Participant or the Participant’s estate, devisee or heir at law (whichever is applicable). For purposes of making payment or a distribution with respect to a Performance Cash Unit, the value of a share of Common Stock shall be determined by the Fair Market Value of the Common Stock on the day the Committee designates the Performance Cash Units to be payable.

(v)    Termination of Employment. Unless otherwise provided in an Award Agreement, if a Participant’s employment or other service with the Company terminates for any reason, all of the Participant’s outstanding Performance Awards shall be subject to the rules of this Section 10.

(vi)   Termination for Reason Other Than Death or Disability. If a Participant’s employment or other service with the Company terminates prior to the expiration of a Performance Period with respect to any Performance Awards held by such Participant for any reason other than death or Disability, the outstanding Performance Awards held by such Participant for which the Performance Period has not yet expired shall terminate upon such termination and the Participant shall have no further rights pursuant to such Performance Awards.

(vii)  Termination of Employment for Death or Disability. If a Participant’s employment or other service with the Company terminates by reason of the Participant’s death or Disability prior to the end of a Performance Period, the Participant, or the Participant’s estate, devisee or heir at law (whichever is applicable) shall be entitled to a payment or vesting, as the case may be, of the Participant’s outstanding Performance Awards at the end of the applicable Performance Period, pursuant to the terms of the Plan and the Participant’s Award Agreement; provided, however, that the Participant shall be deemed to have earned only that proportion (to the nearest whole unit or share) of the Performance Awards granted to the Participant under such Performance Award as the number of full months of the Performance Period which have elapsed since the first day of the Performance Period for which the Performance Award was granted to the end of the month in which the Participant’s termination of employment or other service, bears to the total number of months in the Performance Period, subject to the attainment of the Performance Goals associated with the Award as certified by the Committee. The right to any remaining Performance Awards shall be canceled and forfeited.

11.    AWARD AGREEMENTS

All Awards granted pursuant to the Plan shall be evidenced by an Award Agreement. Each Award Agreement shall specify the terms and conditions of the Award granted and shall contain any additional provisions as the Committee shall deem appropriate, in its sole and absolute discretion (including, to the extent that the Committee deems appropriate, provisions relating to confidentiality, non-competition, non-solicitation and similar matters). The terms of each Award Agreement need not be identical for Eligible Individuals provided that all Award Agreements comply with the terms of the Plan.

12.    OTHER AWARDS

Awards of shares of Common Stock, phantom stock, and other awards that are valued in whole or in part by reference to, or otherwise based on, Common Stock, may also be made, from time to time, to Eligible Individuals as may be selected by the Committee. Such Common Stock may be issued in satisfaction of awards granted under any other plan sponsored by the Company or compensation payable to an Eligible Individual. In addition, such awards may be made alone or in addition to or in connection with any other Award granted hereunder. The Committee may determine the terms and conditions of any such award. Each such award shall be evidenced by an Award Agreement between the Eligible Individual and the Company which shall specify the number of shares of Common Stock subject to the award, any consideration therefore, any vesting or performance requirements and such other terms and conditions as the Committee shall determine in its sole and absolute discretion. With respect to the Awards that may be issued solely pursuant to this Section 12 and not pursuant to any other provision of the Plan, a maximum number of shares of Common Stock with respect to which such Awards may be issued, shall not exceed five percent (5%) of the total number of shares of Common Stock that may be issued under the Plan, as described in Section 5(a) of the Plan.

13.    CHANGE IN CONTROL

Unless otherwise provided in an Award Agreement, upon the occurrence of a Change in Control of Ondas, the Committee may in its sole and absolute discretion, provide on a case by case basis that (i) some or all outstanding Awards may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan, (ii) that all Awards shall terminate, provided that Participants shall have the right, immediately prior to the occurrence of such Change in Control and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise any vested Award in whole or in part, (iii) that all Awards shall terminate, provided that Participants shall be entitled to a cash payment equal to the Change in Control Price with respect to shares subject to the vested portion of the Award net of the Exercise Price thereof (if applicable), (iv) provide that, in connection with a liquidation or dissolution of Ondas, Awards shall convert into the right to receive liquidation proceeds net of the Exercise Price (if applicable) and (v) any combination of the foregoing. In the event that the Committee does not terminate or convert an Award upon a Change in Control of Ondas, then the Award shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring, or succeeding corporation (or an affiliate thereof).

14.    CHANGE IN STATUS OF PARENT OR SUBSIDIARY

Unless otherwise provided in an Award Agreement or otherwise determined by the Committee, in the event that an entity or business unit which was previously a part of the Company is no longer a part of the Company, as determined by the Committee in its sole discretion, the Committee may, in its sole and absolute discretion: (i) provide on a case by case basis that some or all outstanding Awards held by a Participant employed by or performing service for such entity or business unit may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan; (ii) provide on a case by case basis that some or all outstanding Awards held by a Participant employed by or performing service for such entity or business unit may remain outstanding, may continue to vest, and/or may remain exercisable for a period not exceeding one (1) year, subject to the terms of the Award Agreement and this Plan; and/or (ii) treat the employment or other services of a Participant employed by such entity or business unit as terminated if such Participant is not employed by Ondas or any entity that is a part of the Company immediately after such event.

15.    REQUIREMENTS OF LAW

(a)    Violations of Law. The Company shall not be required to sell or issue any shares of Common Stock under any Award if the sale or issuance of such shares would constitute a violation by the individual exercising the Award, the Participant or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any provisions of the Sarbanes-Oxley Act, and any other federal or state securities laws or regulations. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Award, the issuance of shares pursuant thereto or the grant of an Award to comply with any law or regulation of any governmental authority.

(b)    Registration. At the time of any exercise or receipt of any Award, the Company may, if it shall determine it necessary or desirable for any reason, require the Participant (or Participant’s heirs, legatees or legal representative, as the case may be), as a condition to the exercise or grant thereof, to deliver to the Company a written representation of present intention to hold the shares for their own account as an investment and not with a view to, or for sale in connection with, the distribution of such shares, except in compliance with applicable federal and state securities laws with respect thereto. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Participant (or Participant’s heirs, legatees or legal representative, as the case may be) upon the Participant’s exercise of part or all of the Award or receipt of an Award and a stop transfer order may be placed with the transfer agent. Each Award shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with, the issuance or purchase of the shares thereunder, the Award may not be exercised in whole or in part and the restrictions on an Award may not be removed unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion. The Participant shall provide the Company with any certificates, representations and information that the Company requests and shall otherwise cooperate with the Company in obtaining any listing, registration, qualification, consent or approval that the Company deems necessary or appropriate. The Company shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of an Award, to cause the exercise of an Award or the issuance of shares pursuant thereto, or to cause the grant of Award to comply with any law or regulation of any governmental authority.

(c)    Withholding. The Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the grant or exercise of an Award, or the removal of restrictions on an Award including, but not limited to: (i) the withholding of delivery of shares of Common Stock until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes; (ii) the canceling of any number of shares of Common Stock issuable in an amount sufficient to reimburse the Company for the amount it is required to so withhold; (iii) withholding the amount due from any such person’s wages or compensation due to such person; or (iv) requiring the Participant to pay the Company cash in the amount the Company is required to withhold with respect to such taxes.

(d)    Governing Law. The Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada.

16.    GENERAL PROVISIONS

(a)    Award Agreements. All Awards granted pursuant to the Plan shall be evidenced by an Award Agreement. Each Award Agreement shall specify the terms and conditions of the Award granted and shall contain any additional provisions as the Committee shall deem appropriate, in its sole and absolute discretion (including, to the extent that the Committee deems appropriate, provisions relating to confidentiality, non-competition, non-solicitation and similar matters). The terms of each Award Agreement need not be identical for Eligible Individuals provided that all Award Agreements comply with the terms of the Plan.

(b)    Dividends and Dividend Equivalents. No dividends or Dividend Equivalents shall be paid to Participants with respect to unvested Awards until such Awards vest. In the event that the Committee provides for the accrual of dividends or dividend equivalents with respect to an Award, such dividends or dividend equivalents shall be subject to the same terms and conditions as, and shall in no event be paid prior to the vesting of, the Award to which they relate.

(c)    Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant and sales transactions to persons other than the Company). Accordingly, if any provision of the Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b). In the event Rule 16b-3 is revised or replaced, the Board, or the Committee acting on behalf of the Board, may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

(d)    Purchase Price. To the extent the purchase price of any Award granted hereunder is less than par value of a share of Common Stock and such purchase price is not permitted by applicable law, the per share purchase price shall be deemed to be equal to the par value of a share of Common Stock.

(e)    Deferral of Awards. The Committee may from time to time establish procedures pursuant to which a Participant may elect to defer, until a time or times later than the vesting of an Award, receipt of all or a portion of the shares of Common Stock or cash subject to such Award and to receive Common Stock or cash at such later time or times, all on such terms and conditions as the Committee shall determine. The Committee shall not permit the deferral of an Award unless counsel for Ondas determines that such action will not result in adverse tax consequences to a Participant under Code Section 409A. If any such deferrals are permitted, then notwithstanding anything to the contrary herein, a Participant who elects to defer receipt of Common Stock shall not have any rights as a shareholder with respect to deferred shares of Common Stock unless and until shares of Common Stock are actually delivered to the Participant with respect thereto, except to the extent otherwise determined by the Committee.

(f)    Prospective Employees. Notwithstanding anything to the contrary, any Award granted to a Prospective Employee shall not become vested prior to the date the Prospective Employee first becomes an employee of the Company.

(g)    Issuance of Certificates; Shareholder Rights.  Ondas shall deliver to the Participant a certificate evidencing the Participant’s ownership of shares of Common Stock issued pursuant to the exercise of an Award as soon as administratively practicable after satisfaction of all conditions relating to the issuance of such shares. A Participant shall not have any of the rights of a shareholder with respect to such Common Stock prior to satisfaction of all conditions relating to the issuance of such Common Stock, and, except as expressly provided in the Plan, no adjustment shall be made for dividends, distributions or other rights of any kind for which the record date is prior to the date on which all such conditions have been satisfied.

(h)    Transferability of Awards. A Participant may not Transfer an Award other than by will or the laws of descent and distribution. Awards may be exercised during the Participant’s lifetime only by the Participant. No Award shall be liable for or subject to the debts, contracts, or liabilities of any Participant, nor shall any Award be subject to legal process or attachment for or against such person. Any purported Transfer of an Award in contravention of the provisions of the Plan shall have no force or effect and shall be null and void, and the purported transferee of such Award shall not acquire any rights with respect to such Award. Notwithstanding anything to the contrary, the Committee may in its sole and absolute discretion permit the Transfer of an Award to a Participant’s “family member” as such term is defined in the Form S-8 Registration Statement under the Securities Act of 1933, as amended, under such terms and conditions as specified by the Committee; provided, however, that the Participant will not directly or indirectly receive any payment of value in connection with the transfer of the Award. In such case, such Award shall be exercisable only by the transferee approved of by the Committee. To the extent that the Committee permits the Transfer of an Incentive Stock Option to a “family member”, so that such Option fails to continue to satisfy the requirements of an incentive stock option under the Code such Option shall automatically be re-designated as a Non-Qualified Stock Option.

(i)    Buyout and Settlement Provisions. Except as prohibited in Section 16(k)(ii) of the Plan, the Committee may at any time on behalf of Ondas offer to buy out any Awards previously granted based on such terms and conditions as the Committee shall determine which shall be communicated to the Participants at the time such offer is made.

(j)    Use of Proceeds. The proceeds received by Ondas from the sale of Common Stock pursuant to Awards granted under the Plan shall constitute general funds of Ondas.

(k)    Modification or Substitution of an Award.

(i)     Generally. Subject to the terms and conditions of the Plan, the Committee may modify outstanding Awards. Notwithstanding the following, no modification of an Award shall adversely affect any rights or obligations of the Participant under the applicable Award Agreement without the Participant’s consent. The Committee in its sole and absolute discretion may rescind, modify, or waive any vesting requirements or other conditions applicable to an Award.

(ii)    Limitation on Repricing. Unless such action is approved by Ondas’ shareholders in accordance with applicable law: (i) no outstanding Option or Stock Appreciation Right granted under the Plan may be amended to provide an Exercise Price that is lower than the then-current Exercise Price of such outstanding Option or Stock Appreciation Right (other than adjustments to the Exercise Price pursuant to Sections 5(f) and 13); (ii) the Committee may not cancel any outstanding Option or Stock Appreciation Right when its Exercise Price is equal to or greater than the Fair Market Value of the underlying Common Stock and grant in substitution therefore new Awards, equity, cash or other property (other than adjustments pursuant to Section 13); (iii) the Committee may not authorize the repurchase of an outstanding Option or Stock Appreciation Right which has an Exercise Price that is higher than the then-current fair market value of the Common Stock (other than adjustments pursuant to Section 13); (iv) the Committee may not cancel any outstanding Option or Stock Appreciation Right and grant in substitution therefore new Awards as part of a strategy to materially enhance the position of the holder of such Options or Stock Appreciation Rights with respect to their value as of the time of such substitution (other than adjustments pursuant to Section 13), and (v) the Committee may not take any other action that is treated as a repricing under generally accepted accounting principles (other than adjustments pursuant to Sections 5(f) and 13). A cancellation and exchange or substitution described in clauses (ii) and (iv) of the preceding sentence will be considered a repricing regardless of whether the Option, Restricted Stock or other equity is delivered simultaneously with the cancellation, regardless of whether it is treated as a repricing under generally accepted accounting principles, and regardless of whether it is voluntary on the part of the Participant.

(l)    Amendment and Termination of Plan. The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Common Stock as to which Awards have not been granted; provided, however, that the approval of the shareholders of Ondas in accordance with applicable law and the Articles of Incorporation and Bylaws of Ondas shall be required for any amendment (other than those permitted under Section 5 or 13): (i) that changes the class of individuals eligible to receive Awards under the Plan; (ii) that increases the maximum number of shares of Common Stock in the aggregate that may be subject to Awards that are granted under the Plan; or (iii) that proposes to eliminate a requirement provided herein that the shareholders of Ondas must approve an action to be undertaken under the Plan. Except as permitted under Section 5 or Section 13 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of an Award, alter or impair rights or obligations under any Award theretofore granted under the Plan. Awards granted prior to the termination of the Plan may extend beyond the date the Plan is terminated and shall continue subject to the terms of the Plan as in effect on the date the Plan is terminated.

(m)    Code Section 409A. The Award Agreement for any Award that the Committee reasonably determines to constitute “nonqualified deferred compensation plan” under Code Section 409A (a “Section 409A Plan”), and the provisions of the Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Code Section 409A, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Code Section 409A. If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Code Section 409A:

(i)     Payments under the Section 409A Plan may not be made earlier than (u) the Participant’s “separation from service”, (v) the date the Participant becomes “disabled”, (w) the Participant’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the corporation, or (z) the occurrence of an “unforeseeable emergency”;

(ii)    The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(iii)   Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Code Section 409A(a)(4); and

(iv)   In the case of any Participant who is a “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).

(v)    For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Code Section 409A, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Code Section 409A that are applicable to the Award.

(n)    Notification of 83(b) Election. If in connection with the grant of any Award, any Participant makes an election permitted under Code Section 83(b), such Participant must notify Ondas in writing of such election within ten (10) days of filing such election with the Internal Revenue Service.

(o)    Detrimental Activity.  All Awards shall be subject to cancellation by the Committee in accordance with the terms of this Section 16(o) if the Participant engages in any Detrimental Activity. To the extent that a Participant engages in any Detrimental Activity at any time prior to, or during the one year period after, any exercise or vesting of an Award but prior to a Change in Control, the Company shall, upon the recommendation of the Committee, in its sole and absolute discretion, be entitled to (i) immediately terminate and cancel any Awards held by the Participant that have not yet been exercised, and/or (ii) with respect to Awards of the Participant that have been previously exercised, recover from the Participant at any time within two (2) years after such exercise but prior to a Change in Control (and the Participant shall be obligated to pay over to the Company with respect to any such Award previously held by such Participant): (A) with respect to any Options exercised, an amount equal to the excess of the Fair Market Value of the Common Stock for which any Option was exercised over the Exercise Price paid (regardless of the form by which payment was made) with respect to such Option; (B) with respect to any Award other than an Option, any shares of Common Stock granted and vested pursuant to such Award, and if such shares are not still owned by the Participant, the Fair Market Value of such shares on the date they were issued, or if later, the date all vesting restrictions were satisfied; and (C) any cash or other property (other than Common Stock) received by the Participant from the Company pursuant to an Award. Without limiting the generality of the foregoing, in the event that a Participant engages in any Detrimental Activity at any time prior to any exercise of an Award and the Company exercises its remedies pursuant to this Section 16(o) following the exercise of such Award, such exercise shall be treated as having been null and void, provided that the Company will nevertheless be entitled to recover the amounts referenced above.

(p)    Disclaimer of Rights. No provision in the Plan, any Award granted hereunder, or any Award Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of or other service with the Company or to interfere in any way with the right and authority of the Company either to increase or decrease the compensation of any individual, including any holder of an Award, at any time, or to terminate any employment or other relationship between any individual and the Company. The grant of an Award pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

(q)    Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to such Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

(r)    Nonexclusivity of Plan. The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its sole and absolute discretion determines desirable.

(s)    Other Benefits.  No Award payment under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any agreement between a Participant and the Company, nor affect any benefits under any other benefit plan of the Company now or subsequently in effect under which benefits are based upon a Participant’s level of compensation.

(t)    Headings. The section headings in the Plan are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

(u)    Pronouns. The use of any gender in the Plan shall be deemed to include all genders, and the use of the singular shall be deemed to include the plural and vice versa, wherever it appears appropriate from the context.

(v)    Successors and Assigns. The Plan shall be binding on all successors of the Company and all successors and permitted assigns of a Participant, including, but not limited to, a Participant’s estate, devisee, or heir at law.

(w)    Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

(x)    Notices. Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, to Ondas, to its principal place of business, attention: Ondas Holdings Inc., and if to the holder of an Award, to the address as appearing on the records of the Company.

ANNEX A
DEFINITIONS

“Award” means any Common Stock, Option, Performance Unit, Performance Share, Performance Share Unit, Restricted Stock, Stock Appreciation Right or any other award granted pursuant to the Plan.

“Award Agreement” means a written agreement entered into by Ondas and a Participant setting forth the terms and conditions of the grant of an Award to such Participant.

“Board” means the board of directors of Ondas.

“Cause” means, with respect to a termination of employment or other service with the Company, a termination of employment or other service due to a Participant’s dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of the Participant’s duties for the Company; provided, however, that if the Participant and the Company have entered into an employment agreement or consulting agreement which defines the term Cause, the term Cause shall be defined in accordance with such agreement with respect to any Award granted to the Participant on or after the effective date of the respective employment or consulting agreement. The Committee shall determine in its sole and absolute discretion whether Cause exists for purposes of the Plan.

“Change in Control” shall be deemed to occur upon the occurrence of any of the following after the Effective Date:

(a)     any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than Ondas, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of Ondas in substantially the same proportions as their ownership of common stock of Ondas), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Ondas representing thirty percent (30%) or more of the combined voting power of Ondas’ then outstanding securities;

(b)     during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this Section) whose election by the Board or nomination for election by Ondas’ shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

(c)     consummation of a merger, consolidation, reorganization, or other business combination of Ondas with any other entity, other than a merger or consolidation which would result in the voting securities of Ondas outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of Ondas or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of Ondas (or similar transaction) in which no person acquires more than twenty-five percent (25%) of the combined voting power of Ondas’ then outstanding securities shall not constitute a Change in Control; or

(d)    the shareholders of Ondas approve a plan of complete liquidation of Ondas, and such liquidation occurs, or the consummation of the sale or disposition by Ondas of all or substantially all of Ondas’ assets other than (x) the sale or disposition of all or substantially all of the assets of Ondas to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of Ondas at the time of the sale or (y) pursuant to a spin-off type transaction, directly or indirectly, of such assets to the shareholders of Ondas.

However, to the extent that Code Section 409A would cause an adverse tax consequence to a Participant using the above definition, the term “Change in Control” shall have the meaning ascribed to the phrase “Change in the Ownership or Effective Control of a Corporation or in the Ownership of a Substantial Portion of the Assets of a

Corporation” under Treasury Department Proposed Regulation 1.409A-3(g)(5), as revised from time to time in either subsequent proposed or final regulations, and in the event that such regulations are withdrawn or such phrase (or a substantially similar phrase) ceases to be defined, as determined by the Committee.

“Change in Control Price” means the price per share of Common Stock paid in any transaction related to a Change in Control of Ondas.

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Committee” means the Committee designated to administer the Plan in accordance with Section 4.

“Common Stock” means the common stock, par value $0.01 per share, of Ondas.

“Company” means Ondas Holdings Inc., a Nevada corporation, the subsidiaries of Ondas Holdings Inc., and all other entities whose financial statements are required to be consolidated with the financial statements of Ondas Holdings Inc. pursuant to United States generally accepted accounting principles, and any other entity determined to be an affiliate of Ondas Holdings Inc. as determined by the Committee in its sole and absolute discretion.

“Covered Individual” means any current or former member of the Committee, any current or former officer or director of the Company, or any individual designated pursuant to Section 4(c).

“Detrimental Activity” means any of the following: (i) the disclosure to anyone outside the Company, or the use in other than the Company’s business, without written authorization from the Company, of any confidential information or proprietary information, relating to the business of the Company, acquired by a Participant prior to a termination of the Participant’s employment or service with the Company; (ii) activity while employed or providing services that is classified by the Company as a basis for a termination for Cause; (iii) the Participant’s Disparagement, or inducement of others to do so, of the Company or its past or present officers, directors, employees or services; or (iv) any other conduct or act determined by the Committee, in its sole discretion, to be injurious, detrimental or prejudicial to the interests of the Company. For purposes of subparagraph (i) above, the Chief Executive Officer of the Company shall each have authority to provide the Participant with written authorization to engage in the activities contemplated thereby and no other person shall have authority to provide the Participant with such authorization.

“Disability” means a “permanent and total disability” within the meaning of Code Section 22(e)(3); provided, however, that if a Participant and the Company have entered into an employment or consulting agreement which defines the term Disability for purposes of such agreement, Disability shall be defined pursuant to the definition in such agreement with respect to any Award granted to the Participant on or after the effective date of the respective employment or consulting agreement. The Committee shall determine in its sole and absolute discretion whether a Disability exists for purposes of the Plan.

“Disparagement” means making any comments or statements to the press, the Company’s employees, clients or any other individuals or entities with whom the Company has a business relationship, which could adversely affect in any manner: (i) the conduct of the business of the Company (including, without limitation, any products or business plans or prospects), or (ii) the business reputation of the Company or any of its products, or its past or present officers, directors or employees.

“Dividend Equivalents” means an amount equal to the cash or stock dividends paid by the Company upon one share of Common Stock subject to an Award granted to a Participant under the Plan.

“Effective Date” shall mean the date the Plan is approved by the shareholders of Ondas in accordance with the laws of the State of Nevada.

“Eligible Individual” means any employee, officer, director (employee or non-employee director) or consultant of the Company and any Prospective Employee to whom Awards are granted in connection with an offer of future employment with the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the purchase price per share of each share of Common Stock subject to an Award.

“Fair Market Value” means, unless otherwise required by the Code, as of any date, the last sales price reported for the Common Stock on the day immediately prior to such date (i) as reported by the national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc., or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted; provided, however, that the Committee may modify the definition of Fair Market Value to reflect any changes in the trading practices of any exchange or automated system sponsored by the National Association of Securities Dealers, Inc. on which the Common Stock is listed or traded. If the Common Stock is not readily traded on a national securities exchange or any system sponsored by the National Association of Securities Dealers, Inc., the Fair Market Value shall be determined in good faith by the Committee.

“Ondas” means Ondas Holdings Inc., a Nevada corporation.

“Grant Date” means the date on which the Committee approves the grant of an Award or such later date as is specified by the Committee and set forth in the applicable Award Agreement.

“Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422.

“Listing Market” means the New York Stock Exchange or, if the securities of the Company are not then listed on the New York Stock Exchange, such other national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading on any national securities exchange, or an automated quotation system sponsored by the Financial Industry Regulatory Authority.

“Non-Employee Director” means a director of Ondas who is not an active employee of the Company.

“Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means an option to purchase Common Stock granted pursuant to Sections 6 of the Plan.

“Participant” means any Eligible Individual who holds an Award under the Plan and any of such individual’s successors or permitted assigns.

“Performance Award” means an award of Performance Shares, Performance Share Units or Performance Units.

“Performance Goals” means the specified performance goals that have been established by the Committee in connection with an Award.

“Performance Period” means the period during which Performance Goals must be achieved in connection with an Award granted under the Plan.

“Performance Shares” means Restricted Stock that is subject to the achievement of certain Performance Goals being attained during a Performance Period pursuant to Section 9 hereunder.

“Performance Share Unit” means a right to receive a fixed number of shares of Common Stock, or the cash equivalent, that is contingent on the achievement of certain Performance Goals during a Performance Period.

“Performance Unit” means a right to receive a designated dollar value, or shares of Common Stock of the equivalent value, that is contingent on the achievement of certain Performance Goals during a Performance Period.

“Person” shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange Act), other than a parent or subsidiary.

“Plan” means this Ondas Holdings Inc. 2021 Incentive Stock Plan.

“Prospective Employee” means any individual who has committed to become an employee of the Company within sixty (60) days from the date an Award is granted to such individual.

“Restricted Stock” means Common Stock subject to certain restrictions, as determined by the Committee, and granted pursuant to Section 8 hereunder.

“Restricted Stock Unit” means a right to receive Common Stock upon vesting or at the end of a specified deferral period, with any risks of forfeiture or other restrictions as the Committee, in its sole discretion, may impose.

“Section 424 Employee” means an employee of Ondas or any “subsidiary corporation” or “parent corporation” as such terms are defined in and in accordance with Code Section 424. The term “Section 424 Employee” also includes employees of a corporation issuing or assuming any Options in a transaction to which Code Section 424(a) applies.

“Stock Appreciation Right” means the right to receive all or some portion of the increase in value of a fixed number of shares of Common Stock granted pursuant to Section 7 hereunder.

“Transfer” means, as a noun, any direct or indirect, voluntary or involuntary, exchange, sale, bequeath, pledge, mortgage, hypothecation, encumbrance, distribution, transfer, gift, assignment or other disposition or attempted disposition of, and, as a verb, directly or indirectly, voluntarily or involuntarily, to exchange, sell, bequeath, pledge, mortgage, hypothecate, encumber, distribute, transfer, give, assign or in any other manner whatsoever dispose or attempt to dispose of.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. t t PROXY Ondas Holdings Inc. Annual Meeting of Stockholders November 5, 2021 at 10:00 a.m. Eastern Time This proxy is solicited by the Board of Directors The undersigned hereby constitutes and appoints Eric Brock and Stewart Kantor each of them as proxies, each with full power of substitution, and authorizes each of them to represent and to vote all of the shares of Ondas Holdings Inc. (“Ondas Holdings”) common stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) of Ondas Holdings in such manner as they, or either of them, may determine on any matters that may properly come before the Annual Meeting or any postponements or adjournments thereof and to vote on the matters set forth on the reverse side as directed by the undersigned. The Annual Meeting will be held at The Nantucket Hotel - Breeze Room, 77 Easton Street, Nantucket, Massachusetts 02554 on November 5, 2021, at 10:00 a.m. Eastern Time. The undersigned hereby revokes any proxies previously given. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. (Continued and to be marked, dated, and signed on other side) Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report is available at: http://viewproxy.com/OndasHoldings/2021

DO NOT PRINT IN THIS AREA (Shareholder Name & Address Data) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Please indicate if you plan to attend this meeting o Please mark your votes like this x PROXY VOTING INSTRUCTIONS Please have your 11-digit Virtual Control Number ready when voting by Internet or telephone INTERNET Vote Your Proxy on the Internet: Go to www.FCRvote.com/ONDS Have your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE Vote Your Proxy by Phone: Call 1 (866) 402-3905 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Shares by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. The Board of Directors recommends you vote FOR each of the following nominees for director: (1. Election of Directors Nominees: 01 Eric A. Brock o FOR o AGAINST o ABSTAIN 02 Stewart W. Kantor o FOR o AGAINST o ABSTAIN 03 Thomas V. Bushey o FOR o AGAINST o ABSTAIN 04 Richard M. Cohen o FOR o AGAINST o ABSTAIN 05 Derek Reis?eld o FOR o AGAINST o ABSTAIN 06 Randall P. Seidl o FOR o AGAINST o ABSTAIN 07 Richard H. Silverman o FOR o AGAINST o ABSTAIN 08 Jaspreet Sood o FOR o AGAINST o ABSTAIN CONTROL NUMBER CONTROL NUMBER Date Signature Signature (Joint Owners) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. The Board of Directors recommends you vote FOR the following proposal: 2. To ratify the selection of Rosenberg Rich Baker Berman, P.A. as the Company’s independent certi public accountants for the scal year ending December 31, 2021 021 o FOR o AGAINST o ABSTAIN The Board of Directors recommends you vote FOR the following proposal: 3. To approve the Ondas Holdings Inc. 2021 Stock Incentive Plan o FOR o AGAINST o ABSTAIN The Board of Directors recommends you vote FOR the following proposal: 4. To obtain advisory approval of the Company’s executive compensation o FOR o AGAINST o ABSTAIN The Board of Directors recommends you vote ONE YEAR for the following proposal: 5. To obtain advisory approval of the frequency of future Say on Pay votes o 1 YEAR o 2 YEARS o 3 YEARS o ABSTAIN NOTE: To transact any other business that is properly presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting.